UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

Annual Report August 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I

Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $613 billion in assets under management as of June 30, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

Effective December 31, 2013, Keith B. Hembre, CFA and Derek B. Bloom, CFA were added as portfolio managers to the Funds and James A. Colon, CFA no longer serves as a portfolio manager of the Funds. Effective March 18, 2014, David R. Cline, CFA no longer serves as a portfolio manager of the Funds.

The portfolio managers make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Advisory Solutions, a unit of Nuveen Asset Management, LLC, which is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis. Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month reporting period ended August 31, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended August 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of seven consecutive meetings (December 2013 through September 2014). As of October 2014 (subsequent to the close of this reporting period), the Fed’s monthly purchases comprise $5 billion in mortgage-backed securities (versus the original $40 billion per month) and $10 billion in longer-term Treasury securities (versus $45 billion). Following its September 2014 meeting (subsequent to the close of this reporting period), the Fed stated that, if upcoming data supports ongoing improvements in the labor markets and inflation rates, it would end its current program of asset purchases at its next meeting in October 2014. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.6%, rebounding strongly from the -2.1% posted in the first quarter of 2014, the economy’s weakest quarter since the recession officially ended in June 2009. Second-quarter growth was attributed in part to improved consumer spending, particularly on durable goods and increased domestic investment. The Consumer Price Index (CPI) rose 1.7% year-over-year as of August 2014, while the core CPI (which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term objective of 2.0% for this inflation measure. As of August 2014, the national unemployment rate was 6.1%, down from the 7.2% reported in August 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 6.7% for the twelve months ended July 2014 (most recent data available at the time this report was prepared), raising home prices to their spring 2005 levels.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Several events touched off increased volatility in the financial markets during the first part of this reporting period. Widespread uncertainty about the next step for the Fed’s quantitative easing program, including the start date for tapering its asset purchase program, had an impact on the markets as well as the overall economy. Meanwhile, Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) As calendar year 2014 began, the market environment stabilized and the markets improved.

The period was particularly strong for the U.S. stock market, but also meaningfully so for overseas equities. U.S. equities entered their sixth year of the current bull market boosted by improving macroeconomic data, solid earnings growth and continued accommodative policies from the Fed. The U.S. market did experience a negative sentiment shift and drop in market prices from mid-March through the end of April that was not driven by a significant change in fundamentals. Subsequent to the brief sell-off, larger-cap U.S. equities recovered all of their lost ground and the S&P 500 Index reached record highs in July and August. Over the twelve-month reporting period ended August 31, 2014, this bellwether U.S. market gauge returned 25.25%. Several times throughout the reporting period, investors rotated fairly aggressively away from smaller-cap stocks and into larger-cap stocks and those that pay a dividend. Small caps underperformed their larger-cap brethren during this reporting period, gaining 17.68% as measured by the Russell 2000® Index.

International developed markets performed well over the first half of the reporting period, rounding out a strong 2013, while emerging markets stumbled due to weakness in global growth and commodity prices combined with credit and liquidity concerns. In the early months of 2014, investors rotated aggressively away from stocks that had performed so well in 2013, most notably growth-oriented stocks in the biotechnology and internet-related areas and back to value-oriented stocks. The very bullish expectations carried over from fourth quarter 2013 were dampened by cold weather conditions in the U.S., the political crisis over Russia’s military action in the Ukraine, commentary from new Fed chair Janet Yellen suggesting the potential for a sooner-than-expected rate hike and heightened volatility in Japan as corporates unwound equity positions. China-related concerns also lingered due to poor export data as well as the first yuan-denominated debt default. In the final months of the reporting period, investors returned to their risk-taking ways after the Fed made comments indicating greater flexibility toward maintaining accommodative interest rate levels and the European Central Bank (ECB) announced the adoption of negative interest rates as a strategy to limit deflation risks. IPOs and secondary offerings continued unabated with mixed price results, while the merger and acquisition (M&A) boom continued. The process of inversion, which involves re-domiciling in a non-U.S. tax jurisdiction through M&A transactions with a foreign entity, gained traction as companies looked for ways to access liquidity trapped overseas and potentially lower taxes. While the latter half of the reporting period in particular had times of volatility, the markets continued to grind steadily higher in the face of both positive and negative news. While violence flared up in Iraq and tensions continued in Ukraine, these geopolitical events seemed to do little to rile markets; they mostly manifested in energy sector appreciation on rising oil prices. The performance strength and accompanying valuation premiums of U.S. equities compared with international equities continued, although markets were largely strong across the globe. The MSCI EAFE Index reported a 16.92% return for the reporting period ended August 31, 2014, while the MSCI Emerging Markets Index gained 20.40%.

Overall for the reporting period, fixed income spread sectors produced favorable results as investors worked through a high degree of uncertainty surrounding Fed monetary policy, uneven economic growth and the direction of interest rates. At the beginning of the reporting period, fixed income markets were stressed by the Fed’s discussions surrounding the tapering of its monthly security purchases as a step toward slowly normalizing U.S. monetary policy. The uncertainty roiled fixed income investors, leading to increased risk aversion and significant investor flows out of the bond market, which resulted in sharply higher interest rates, declines in risk assets and stress among emerging markets. For calendar year 2013, investors withdrew more money out of bond funds than they put in for the first time in nearly a decade. After months of “taper talk,” the Fed finally made it official in December, announcing it would begin reducing asset purchases by $10 billion a month starting in January 2014. Policymakers cited improving economic numbers, particularly lower unemployment figures, as the impetus behind the move. At the same time, the Central Bank calmed market fears by reiterating that tapering did not equate to tightening, making a clear commitment to keep short-term interest rates at their current very low levels until at least 2015. Fixed income markets showed stabilization as 2014 got under way, even as concerns were raised about economic slowdowns in the United States due mostly to weather-related issues and in China due to policy shifts to slow the country’s credit growth. Demand for domestic fixed income assets resumed in part due to geopolitical concerns stemming from

6	Nuveen Investments

Russia’s military action in Ukraine and concerns about emerging market growth and stability. The second half of the reporting period largely saw improvements in fundamental and market conditions as investor inflows continued into fixed income markets, yields were generally lower and spreads tightened for risk assets. Markets were further supported by actions taken by policymakers around the globe including various emerging market countries, the Chinese government and the European Central Bank (ECB). The period ended with U.S. economic growth rebounding nicely from its extremely weak first quarter as employment numbers steadily improved, consumer spending picked up and manufacturing increased. With the backdrop of improved U.S. data and reduced policy uncertainty, fixed income markets ended the reporting period with market volatility declining to historically low levels, prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. The Barclays Aggregate Bond Index posted a return of 5.66% for the reporting period ended August 31, 2014.

How did the Funds perform during the twelve-month reporting period ended August 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total return performance information for the one-year, five-year and ten-year periods ending August 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2014?

The Fund’s Class A Shares at NAV underperformed the Morningstar Index and outperformed the Lipper classification average for the twelve-month reporting period ended August 31, 2014.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of capital growth. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities, absolute return funds and other securities including Exchange-Traded Funds, Closed-End investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

During this reporting period, the Fund’s outperformance of its Lipper peers was primarily due to our allocation to large-cap domestic equities relative to small-cap domestic equities, an overweight to real estate and an overweight to alternative fixed income. Small-cap domestic equities have significantly underperformed large-cap domestic equities so far in 2014. With their stretched valuations and a less accommodative Fed, we continue to expect small-cap domestic equities to underperform large-cap domestic equities going forward. Real estate benefited greatly from the continued low interest rate environment and attractive yields relative to other asset classes. The outperformance from alternative fixed income was driven mostly by an allocation to high yield municipal bonds. Despite a sell-off at the end of 2013 and fears of a potential Puerto Rican credit event in mid-2014, high yield municipals generated very strong returns during the reporting period and continued to offer attractive yields. In addition to real estate and alternative fixed income, an allocation to the absolute return strategy contributed meaningfully to the Fund’s favorable performance. Throughout the reporting period, we also tactically used equity and fixed income futures to adjust the Fund’s mix. Due to generally higher equity prices and fluctuating interest rates, the futures contracts had a moderately positive impact on performance. Although the Fund produced strong absolute returns, its results fell short of the Morningstar Aggressive Target Risk Index. The shortfall was primarily the result of underperformance by several of the underlying funds in the international equity and large-cap equity categories, which together represented a relatively large weighting in this Fund.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2014?

In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

At the end of the reporting period the Nuveen Aggressive Growth Strategy Allocation Fund’s top five Fund holdings were:

Holding	Weighting
Nuveen Dividend Value Fund	10.0%
Nuveen Tradewinds International Value Fund	8.6%
Nuveen Tactical Market Opportunities Fund	6.9%
Nuveen International Growth Fund	5.2%
Nuveen Large Cap Value Fund	4.6%

Our tactical asset allocation throughout the reporting period featured a relatively neutral overall equity allocation position, the strategy had an underweight position in small-cap domestic stocks balanced by an overweight to large-cap domestic stocks and foreign developed market stocks on a currency hedged basis. We continued to maintain an underweight position in commodities due to the underperformance of commodities. We continued to maintain the Fund’s overweight positions in the absolute return and alternative fixed income asset classes and an underweight to core fixed income. In addition, we further diversified the Fund by adding more investment options from the Nuveen Investments Family of Funds. This resulted in a more diversified selection of large-cap domestic equity funds as well as additional foreign equity funds in which to allocate.

We continued to make tactical adjustments to the Fund’s strategy where possible using futures contracts. We held and covered a short position in the Japanese yen for a small gain during the reporting period based on our view that continued aggressive quantitative easing by the Bank of Japan would push the yen lower. Given the strong rally in long rates during the reporting period, we sold the Fund’s position in Treasury bond futures and rotated out of a short two-year position and into a short five-year position. Due to generally higher equity prices and fluctuating interest rates, the futures contracts had a modestly positive impact on performance. We also made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was negligible, with enough to accommodate requirements for daily cash flows and futures collateral.

Domestic equities continued to represent the largest weight in the Fund’s portfolio with the majority of the exposure coming from large-cap stock funds. We continued to seek broad diversification in the Fund’s large-cap portfolio given the significant weight it represents. Our diversification process resulted in allocations to a number of Nuveen funds focused on a range of value, core and growth stocks to achieve the Fund’s domestic large-cap equity exposure. In addition, we added two new Funds to the large-cap investment mix: the Nuveen Large Cap Core Fund and the Nuveen Large Cap Value Fund. We also continued to hold S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks, matched with short Russell 2000® Index futures to reduce its allocation to small-cap stocks.

We also sought to achieve significant diversification in the Fund’s international equity allocation. The Nuveen International Select Fund, which featured individual managers in the growth, value and emerging market segments of the international markets, represented the largest allocation. However, the Nuveen International Select Fund was changed to a growth mandate during the reporting period and merged into the Nuveen International Growth Fund shortly after the reporting period ended. Given this change in mandate, we further diversified the Fund’s foreign exposure among the Nuveen Symphony International Equity Fund, the Nuveen Tradewinds International Value Fund and the newly added Nuveen Tradewinds Emerging Markets Fund. In addition, we further increased the Fund’s exposure to foreign equities through the tactical use of futures contracts on the MSCI EAFE Index and the MSCI Emerging Markets Index.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core fixed income, while maintaining a significant underweight position in core fixed income. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. The alternative exposure also included allocations to the Nuveen High Income Bond Fund, Nuveen Global Total Return Bond Fund and Nuveen Preferred Securities Fund. As noted earlier, we continued to make use of interest rate futures as an overlay strategy as necessary based on the exposure levels to the underlying funds.

8	Nuveen Investments

To offset part of the Fund’s tactical underweight to core fixed income, we favored a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

During the reporting period, we made no tactical shifts in the Fund’s allocation to the real assets segment. We maintained small positions in the Nuveen Real Estate Securities Fund and the Nuveen Real Asset Income Fund.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2014?

The Fund’s Class A Shares at NAV outperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2014.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth and current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities, absolute return funds and other securities including Exchange-Traded Funds, Closed-End investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

During this reporting period, the Fund’s outperformance was primarily due to our allocation to large-cap domestic equities relative to small-cap domestic equities, an overweight to real estate and an overweight to alternative fixed income. Small-cap domestic equities have significantly underperformed large-cap domestic equities so far in 2014. With their stretched valuations and a less accommodative Fed, we continue to expect small-cap domestic equities to underperform large-cap domestic equities going forward. Real estate benefited greatly from the continued low interest rate environment and attractive yields relative to other asset classes. The outperformance from alternative fixed income was driven mostly by an allocation to high yield municipal bonds. Despite a sell-off at the end of 2013 and fears of a potential Puerto Rican credit event in mid-2014, high yield municipals generated very strong returns during the reporting period and continued to offer attractive yields. In addition to real estate and alternative fixed income, an allocation to the absolute return strategy contributed meaningfully to the Fund’s favorable performance. Throughout the reporting period, we also tactically used equity and fixed income futures to adjust the Fund’s mix. Due to generally higher equity prices and fluctuating interest rates, the futures contracts had a moderately positive impact on performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2014?

In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period the Nuveen Strategy Balanced Allocation Fund’s top five Fund holdings were:

Holding	Weighting
Nuveen Tactical Market Opportunities Fund	9.0%
Nuveen Core Bond Fund	7.7%
Nuveen Core Plus Bond Fund	7.3%
Nuveen Dividend Value Fund	5.7%
Nuveen High Yield Municipal Bond Fund	5.6%

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Our tactical asset allocation throughout the reporting period featured a relatively neutral overall equity allocation position. However, within the Fund’s equity exposure, the strategy had an underweight position in small-cap domestic stocks balanced by an overweight to large-cap domestic stocks and foreign developed market stocks on a currency hedged basis. We continued to maintain an underweight position in commodities, although we did rotate out of the Nuveen Gresham Long/Short Commodity Strategy Fund and into the Nuveen Gresham Diversified Commodity Strategy Fund due to the underperformance of commodities. We continued to maintain the Fund’s overweight positions in the absolute return and alternative fixed income asset classes and an underweight to core fixed income. In addition, we further diversified the Fund by adding more investment options from the Nuveen Investments Family of Funds. This resulted in a more diversified selection of large-cap domestic equity funds as well as additional foreign equity funds in which to allocate.

We continued to make tactical adjustments to the Fund’s strategy where possible using futures contracts. We held and covered a short position in the Japanese yen for a small gain during the reporting period based on our view that continued aggressive quantitative easing by the Bank of Japan would push the yen lower. Given the strong rally in long rates during the reporting period, we sold the Fund’s position in Treasury bond futures and rotated out of a short two-year position and into a short five-year position. Due to generally higher equity prices and fluctuating interest rates, the futures contracts had a modestly positive impact on performance. We also made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was negligible, with enough to accommodate requirements for daily cash flows and futures collateral.

Domestic equities continued to represent the largest weight in the Fund’s portfolio with the majority of the exposure coming from large-cap stock funds. We continued to seek broad diversification in the Fund’s large-cap portfolio given the significant weight it represents. Our diversification process resulted in allocations to a number of Nuveen funds focused on a range of value, core and growth stocks to achieve the Fund’s domestic large-cap equity exposure. In addition, we added two new Funds to the large-cap investment mix: the Nuveen Large Cap Core Fund and the Nuveen Large Cap Value Fund. We also continued to hold S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks, matched with short Russell 2000® Index futures to reduce its allocation to small-cap stocks.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core fixed income, while maintaining a significant underweight position in core fixed income. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their very attractive absolute and tax equivalent yields relative to core bonds. The alternative exposure also included allocations to the Nuveen High Income Bond Fund, Nuveen Global Total Return Bond Fund and Nuveen Preferred Securities Fund. As noted earlier, we continued to make use of interest rate futures as an overlay strategy as necessary based on the exposure levels to the underlying funds.

We also sought to achieve significant diversification in the Fund’s international equity allocation. The Nuveen International Select Fund, which featured individual managers in the growth, value and emerging market segments of the international markets, represented the largest allocation. However, the Nuveen International Select Fund was changed to a growth mandate during the reporting period and was merged into the Nuveen International Growth Fund shortly after the reporting period ended. Given this change in mandate, we further diversified the Fund’s foreign exposure among the Nuveen Symphony International Equity Fund, the Nuveen Tradewinds International Value Fund and the newly added Nuveen Tradewinds Emerging Markets Fund. In addition, we further increased the Fund’s exposure to foreign equities through the tactical use of futures contracts on the MSCI EAFE Index and the MSCI Emerging Markets Index.

To offset part of the Fund’s tactical underweight to core fixed income, we favored a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

10	Nuveen Investments

During the reporting period, we made no tactical shifts in the Fund’s allocation to the real assets segment. We maintained small positions in the Nuveen Real Estate Securities Fund and the Nuveen Real Asset Income Fund.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2014?

The Fund’s Class A Shares at NAV outperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2014.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of current income consistent with limited risk to capital. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% allocated to fixed income and commodities, 30% equity funds and 10% absolute return funds and other securities including Exchange-Traded Funds, Closed-End investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

During this reporting period, the Fund’s outperformance was primarily due to an overweight to alternative fixed income, which was driven mostly by an allocation to high yield municipal bonds. Despite a sell-off at the end of 2013 and fears of a potential Puerto Rican credit event in mid-2014, high yield municipals generated very strong returns during the reporting period and continued to offer attractive yields. Also, our allocation to large-cap domestic equities relative to small-cap domestic equities was beneficial. Small-cap domestic equities have significantly underperformed large-cap domestic equities so far in 2014. With their stretched valuations and a less accommodative Fed, we continue to expect small-cap domestic equities to underperform large-cap domestic equities going forward. In addition, an allocation to the absolute return strategy and real estate contributed meaningfully to the Fund’s favorable performance. Real estate benefited greatly from the continued low interest rate environment and attractive yields relative to other asset classes. Throughout the reporting period, we also tactically used equity and fixed income futures to adjust the Fund’s mix. Due to generally higher equity prices and fluctuating interest rates, the futures contracts had a moderately positive impact on performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2014?

In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period the Nuveen Strategy Conservative Allocation Fund’s top five Fund holdings were:

Holding	Weighting
Nuveen Core Plus Bond Fund	14.4%
Nuveen Core Bond Fund	14.0%
Nuveen Tactical Market Opportunities Fund	10.0%
Nuveen Short Term Bond Fund	8.9%
Nuveen Strategic Income Fund	6.6%

Our tactical asset allocation throughout the reporting period featured continued overweights to the alternative fixed income and absolute return asset classes and an underweight to core fixed income. While the Fund was relatively neutral overall in its equity allocation position, within the Fund’s equity portfolio we had an underweight position in small-cap domestic stocks balanced by an overweight to large-cap domestic stocks and foreign developed market stocks on a currency hedged basis. We continued to maintain an underweight position in commodities, although we did rotate out of the Nuveen Gresham Long/Short Commodity Strategy

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

Fund and into the Nuveen Gresham Diversified Commodity Strategy Fund due to the underperformance of commodities. In addition, we further diversified the Fund by adding more investment options from the Nuveen Investments Family of Funds. This resulted in a more diversified selection of large-cap domestic equity funds as well as additional foreign equity funds in which to allocate.

We continued to make tactical adjustments to the Fund’s strategy where possible using futures contracts. Given the strong rally in long rates during the reporting period, we sold the Fund’s position in Treasury bond futures and rotated out of a short two-year position. We held and covered a short position in the Japanese yen for a small gain during the reporting period based on our view that continued aggressive quantitative easing by the Bank of Japan would push the yen lower. Due to generally higher equity prices and fluctuating interest rates, the futures contracts had a modestly positive impact on performance. We also made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was negligible, with enough to accommodate requirements for daily cash flows and futures collateral.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core fixed income, while maintaining a significant underweight position in core fixed income. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their very attractive absolute and tax equivalent yields relative to core bonds. The alternative exposure also included allocations to the Nuveen High Income Bond Fund, Nuveen Global Total Return Bond Fund and Nuveen Preferred Securities Fund. As noted earlier, we continued to make use of interest rate futures as an overlay strategy as necessary based on the exposure levels to the underlying Funds.

To offset part of the Fund’s tactical underweight to core fixed income, we favored a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

In the Fund’s domestic equity portfolio, the majority of the exposure came from large-cap stock funds. We continued to seek broad diversification in the Fund’s large-cap portfolio, which resulted in allocations to a number of Nuveen funds focused on a range of value, core and growth stocks. In addition, we added two new Funds to the large-cap investment mix: the Nuveen Large Cap Core Fund and the Nuveen Large Cap Value Fund. We also continued to hold S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks, matched with short Russell 2000® Index futures to reduce its allocation to small-cap stocks.

We also sought to achieve significant diversification in the Fund’s international equity allocation. The Nuveen International Select Fund, which featured individual managers in the growth, value and emerging market segments of the international markets, represented the largest allocation. However, the Nuveen International Select Fund was changed to a growth mandate during the reporting period and was merged into the Nuveen International Growth Fund shortly after the reporting period ended. Given the change in mandate, we further diversified the Fund’s foreign exposure among the Nuveen Symphony International Equity Fund, the Nuveen Tradewinds International Value Fund and the newly added Nuveen Tradewinds Emerging Markets Fund. In addition, we further increased the Fund’s exposure to foreign equities through the tactical use of futures contracts on the MSCI EAFE Index and the MSCI Emerging Markets Index.

During the reporting period, we made no tactical shifts in the Fund’s allocation to the real assets segment. We maintained small positions in the Nuveen Real Estate Securities Fund and the Nuveen Real Asset Income Fund.

12	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2014?

The Fund’s Class A Shares at NAV outperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2014.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth with a moderate level of current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities, absolute return funds and other securities including Exchange-Traded Funds, Closed-End investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

During this reporting period, the Fund’s outperformance was primarily due to our allocation to large-cap domestic equities relative to small-cap domestic equities, an overweight to real estate and an overweight to alternative fixed income. Small-cap domestic equities have significantly underperformed large-cap domestic equities so far in 2014. With their stretched valuations and a less accommodative Fed, we continue to expect small-cap domestic equities to underperform large-cap domestic equities going forward. Real estate benefited greatly from the continued low interest rate environment and attractive yields relative to other asset classes. The outperformance from alternative fixed income was driven mostly by an allocation to high yield municipal bonds. Despite a sell-off at the end of 2013 and fears of a potential Puerto Rican credit event in mid-2014, high yield municipals generated very strong returns during the reporting period and continued to offer attractive yields. In addition to real estate and alternative fixed income, an allocation to the absolute return strategy contributed meaningfully to the Fund’s favorable performance. Throughout the reporting period, we also tactically used equity and fixed income futures to adjust the Fund’s mix. Due to generally higher equity prices and fluctuating interest rates, the futures contracts had a moderately positive impact on performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2014?

In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) frames.

At the end of the reporting period the Nuveen Strategy Growth Allocation Fund’s top five Fund holdings were:

Holding	Weighting
Nuveen Dividend Value Fund	8.4%
Nuveen Tactical Market Opportunities Fund	7.8%
Nuveen Tradewinds International Value Fund	5.3%
Nuveen High Yield Municipal Bond Fund	5.1%
Nuveen Real Estate Securities Fund	4.3%

Our tactical asset allocation throughout the reporting period featured a relatively neutral overall equity allocation position. However, within the Fund’s equity exposure, the strategy had an underweight position in small-cap domestic stocks balanced by an overweight to large-cap domestic stocks and foreign developed market stocks on a currency hedged basis. We continued to maintain an underweight position in commodities, although we did rotate out of the Nuveen Gresham Long/Short Commodity Strategy Fund and into the Nuveen Gresham Diversified Commodity Strategy Fund due to the underperformance of commodities. We continued to maintain the Fund’s overweight positions in the absolute return and alternative fixed income asset classes and an underweight to core fixed income. In addition, we further diversified the Fund by adding more investment options from the Nuveen Investments Family of Funds. This resulted in a more diversified selection of large-cap domestic equity funds as well as additional foreign equity funds in which to allocate.

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

We continued to make tactical adjustments to the Fund’s strategy where possible using futures contracts. We held and covered a short position in the Japanese yen for a small gain during the reporting period based on our view that continued aggressive quantitative easing by the Bank of Japan would push the yen lower. Given the strong rally in long rates during the reporting period, we sold the Fund’s position in Treasury bond futures and rotated out of a short two-year position and into a short five-year position. Due to generally higher equity prices and fluctuating interest rates, the futures contracts had a modestly positive impact on performance. We also made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting, the Fund’s cash level was negligible, with enough to accommodate requirements for daily cash flows and futures collateral.

Domestic equities continued to represent the largest weight in the Fund’s portfolio with the majority of the exposure coming from large-cap stock funds. We continued to seek broad diversification in the Fund’s large-cap portfolio given the significant weight it represents. Our diversification process resulted in allocations to a number of Nuveen funds focused on a range of value, core and growth stocks to achieve the Fund’s domestic large-cap equity exposure. In addition, we added two new funds to the large-cap investment mix: the Nuveen Large Cap Core Fund and the Nuveen Large Cap Value Fund. We also continued to hold S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks, matched with short Russell 2000® Index futures to reduce its allocation to small-cap stocks.

We also sought to achieve significant diversification in the Fund’s international equity allocation. The Nuveen International Select Fund, which featured individual managers in the growth, value and emerging market segments of the international markets, represented the largest allocation. However, the Nuveen International Select Fund was changed to a growth mandate during the reporting period and was merged into the Nuveen International Growth Fund shortly after the reporting period ended. Given this change in mandate, we further diversified the Fund’s foreign exposure among the Nuveen Symphony International Equity Fund, the Nuveen Tradewinds International Value Fund and the newly added Nuveen Tradewinds Emerging Markets Fund. In addition, we further increased the Fund’s exposure to foreign equities through the tactical use of futures contracts on the MSCI EAFE Index and the MSCI Emerging Markets Index.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core fixed income, while maintaining a significant underweight position in core fixed income. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their very attractive absolute and tax equivalent yields relative to core bonds. The alternative exposure also included allocations to the Nuveen High Income Bond Fund, Nuveen Global Total Return Bond Fund and Nuveen Preferred Securities Fund. As noted earlier, we continued to make use of interest rate futures as an overlay strategy as necessary based on the exposure levels to the underlying Funds.

To offset part of the Fund’s tactical underweight to core fixed income, we favored a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

During the reporting period, we made no tactical shifts in the Fund’s allocation to the real assets segment. We maintained small positions in the Nuveen Real Estate Securities Fund and the Nuveen Real Asset Income Fund.

14	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

Nuveen Strategy Conservative Allocation Fund seeks to pay regular dividends out of its net investment income at a rate that reflects the Fund’s past performance and current net income performance. To permit the Fund to maintain a more stable dividend, it may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2014, Nuveen Strategy Conservative Allocation Fund had a positive UNII balance for both tax purposes and financial reporting purposes.

All dividends paid by each Fund during the fiscal year ended August 31, 2014 were paid from net investment income. If a portion of a Fund’s distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6—Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement by the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.92%	12.46%	7.87%
Class A Shares at maximum Offering Price	13.05%	11.14%	7.23%
Morningstar Aggressive Target Risk Index	20.60%	13.94%	8.96%
Lipper Flexible Portfolio Funds Classification Average	13.55%	10.39%	6.85%

Class C Shares	19.08%	11.61%	7.07%
Class R3 Shares	19.63%	12.17%	7.61%
Class I Shares	20.21%	12.71%	8.13%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.41%	10.81%	7.28%
Class A Shares at maximum Offering Price	5.01%	9.50%	6.65%
Class C Shares	10.54%	9.98%	6.48%
Class R3 Shares	11.11%	10.53%	7.02%
Class I Shares	11.70%	11.08%	7.54%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.52%	2.27%	1.77%	1.27%
Net Expense Ratios*	1.39%	2.14%	1.64%	1.14%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expenses reimbursements and excluding acquired fund fees and expenses, do not exceed 0.50%, 1.25%, 0.75%, and 0.25% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	The expense ratios include acquired fund fees and expenses of 0.89%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	16.70%	10.62%	7.02%
Class A Shares at maximum Offering Price	9.96%	9.32%	6.39%
Morningstar Moderate Target Risk Index	14.69%	10.41%	7.65%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	14.17%	9.90%	6.20%

Class C Shares	15.85%	9.80%	6.22%
Class R3 Shares	16.36%	10.35%	6.76%
Class I Shares	17.03%	10.91%	7.29%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.43%	9.29%	6.60%
Class A Shares at maximum Offering Price	4.04%	8.00%	5.97%
Class C Shares	9.53%	8.47%	5.80%
Class R3 Shares	10.14%	9.00%	6.34%
Class I Shares	10.63%	9.55%	6.86%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.33%	2.08%	1.58%	1.08%
Net Expense Ratios*	1.30%	2.05%	1.55%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.50%, 1.25%, 0.75%, and 0.25% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	The expense ratios include acquired fund fees and expenses of 0.80%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.86%	8.23%	5.84%
Class A Shares at maximum Offering Price	5.42%	6.95%	5.21%
Morningstar Moderately Conservative Target Risk Index	11.10%	8.16%	6.51%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	10.57%	7.79%	5.23%

Class C Shares	11.00%	7.42%	5.04%
Class R3 Shares	11.61%	7.98%	5.57%
Class I Shares	12.23%	8.51%	6.12%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.80%	7.20%	5.61%
Class A Shares at maximum Offering Price	1.62%	5.92%	4.99%
Class C Shares	7.05%	6.41%	4.81%
Class R3 Shares	7.55%	6.94%	5.35%
Class I Shares	8.08%	7.48%	5.87%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.25%	2.00%	1.50%	1.00%
Net Expense Ratios*	1.20%	1.95%	1.45%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.50%, 1.25%, 0.75%, and 0.25% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	The expense ratios include acquired fund fees and expenses of 0.70%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	18.73%	11.57%	7.52%
Class A Shares at maximum Offering Price	11.89%	10.27%	6.89%
Morningstar Moderately Aggressive Target Risk Index	17.97%	12.42%	8.47%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	16.86%	11.41%	6.85%

Class C Shares	17.87%	10.73%	6.73%
Class R3 Shares	18.39%	11.27%	7.25%
Class I Shares	19.02%	11.84%	7.79%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.16%	10.07%	6.99%
Class A Shares at maximum Offering Price	4.74%	8.76%	6.35%
Class C Shares	10.34%	9.25%	6.20%
Class R3 Shares	10.93%	9.79%	6.73%
Class I Shares	11.47%	10.33%	7.26%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.44%	2.19%	1.69%	1.18%
Net Expense Ratios*	1.35%	2.10%	1.60%	1.10%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.50%, 1.25%, 0.75%, and 0.25% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	The expense ratios include acquired fund fees and expenses of 0.85%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding

Summaries as of August 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Fund Allocation

(% of net assets)

Absolute Return Funds	6.9%
Commodity Funds	3.1%
Equity Funds	79.8%
Fixed Income Funds	8.1%
Short-Term Investments	2.2%
Other Assets Less Liabilities	(0.1)%

Affiliated Absolute Return Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	6.9%	3.55%

Affiliated Commodity Funds
Nuveen Gresham Diversified Commodity Strategy Fund (Class I)	3.1%	(2.50)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	10.0%	19.88%
Nuveen International Growth Fund (Class I)	5.2%	17.35%
Nuveen International Select Fund (Class I)	3.2%	13.50%
Nuveen Large Cap Core Fund (Class I)	4.1%	32.92%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.1%	24.03%
Nuveen Large Cap Select Fund (Class I)	4.1%	23.72%
Nuveen Large Cap Value Fund (Class I)	4.6%	27.74%
Nuveen Mid Cap Growth Opportunities Fund (Class R6)	2.3%	24.94%
Nuveen Mid Cap Value Fund (Class I)	2.4%	26.08%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.3%	20.58%
Nuveen Real Asset Income Fund (Class I)	1.1%	20.56%
Nuveen Real Estate Securities Fund (Class R6)	4.2%	25.16%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.1%	22.23%
Nuveen Small Cap Growth Opportunities Fund (Class I)	0.6%	17.43%

Affiliated Equity Funds (continued)	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	0.6%	14.89%
Nuveen Small Cap Value Fund (Class I)	0.7%	20.83%
Nuveen Symphony International Equity Fund (Class I)	3.7%	15.30%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.2%	27.47%
Nuveen Symphony Low Volatility Equity Fund (Class I)	4.1%	25.12%
Nuveen Tradewinds Emerging Markets Fund (Class I)	3.5%	22.03%
Nuveen Tradewinds International Value Fund (Class I)	8.6%	17.11%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.1%	25.35%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class I)	0.5%	7.23%
Nuveen Core Plus Bond Fund (Class I)	0.0%	9.50%
Nuveen Global Total Return Bond Fund (Class I)	0.6%	10.27%
Nuveen High Income Bond Fund (Class I)	0.5%	11.67%
Nuveen High Yield Municipal Bond Fund (Class I)	4.1%	20.28%
Nuveen Inflation Protected Securities Fund (Class I)	0.1%	5.89%
Nuveen Preferred Securities Fund (Class I)	0.4%	11.09%
Nuveen Short Term Bond Fund (Class I)	1.6%	2.60%
Nuveen Strategic Income Fund (Class I)	0.2%	11.37%
Nuveen Symphony Credit Opportunities Fund (Class I)	0.1%	9.54%

26	Nuveen Investments

Nuveen Strategy Balanced Allocation Fund

Fund Allocation

(% of net assets)

Absolute Return Funds	9.0%
Commodity Funds	2.1%
Equity Funds	53.7%
Fixed Income Funds	33.6%
Short-Term Investments	1.8%
Other Assets Less Liabilities	(0.2)%

Affiliated Absolute Return Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	9.0%	3.55%

Affiliated Commodity Funds
Nuveen Gresham Diversified Commodity Strategy Fund (Class I)	2.1%	(2.50)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	5.7%	19.88%
Nuveen Global Infrastructure Fund (Class I)	1.1%	28.12%
Nuveen International Growth Fund (Class I)	2.7%	17.35%
Nuveen International Select Fund (Class I)	2.2%	13.50%
Nuveen Large Cap Core Fund (Class I)	2.7%	32.92%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	2.1%	24.03%
Nuveen Large Cap Select Fund (Class I)	2.7%	23.72%
Nuveen Large Cap Value Fund (Class I)	2.7%	27.74%
Nuveen Mid Cap Growth Opportunities Fund (Class R6)	2.2%	24.94%
Nuveen Mid Cap Value Fund (Class I)	2.2%	26.08%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.6%	20.58%
Nuveen Real Asset Income Fund (Class I)	1.1%	20.56%
Nuveen Real Estate Securities Fund (Class R6)	3.2%	25.16%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.1%	22.23%
Nuveen Small Cap Growth Opportunities Fund (Class I)	0.7%	17.43%

Affiliated Equity Funds (continued)	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	0.7%	14.89%
Nuveen Small Cap Value Fund (Class I)	0.8%	20.83%
Nuveen Symphony International Equity Fund (Class I)	2.1%	15.30%
Nuveen Symphony Large-Cap Growth Fund (Class I)	2.2%	27.47%
Nuveen Symphony Low Volatility Equity Fund (Class I)	2.7%	25.12%
Nuveen Tradewinds Emerging Markets Fund (Class I)	2.1%	22.03%
Nuveen Tradewinds International Value Fund (Class I)	5.0%	17.11%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.1%	25.35%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	1.0%	13.91%
Nuveen Core Bond Fund (Class I)	7.7%	7.23%
Nuveen Core Plus Bond Fund (Class I)	7.3%	9.50%
Nuveen Global Total Return Bond Fund (Class I)	0.5%	10.27%
Nuveen High Income Bond Fund (Class I)	1.8%	11.67%
Nuveen High Yield Municipal Bond Fund (Class I)	5.6%	20.28%
Nuveen Inflation Protected Securities Fund (Class I)	0.1%	5.89%
Nuveen Preferred Securities Fund (Class I)	1.0%	11.09%
Nuveen Short Term Bond Fund (Class I)	4.8%	2.60%
Nuveen Strategic Income Fund (Class I)	2.8%	11.37%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.0%	9.54%

Nuveen Investments	27

Holding Summaries as of August 31, 2014 (continued)

Nuveen Strategy Conservative Allocation Fund

Fund Allocation

(% of net assets)

Absolute Return Funds	10.0%
Commodity Funds	1.0%
Equity Funds	32.2%
Fixed Income Funds	55.6%
Short-Term Investments	1.4%
Other Assets Less Liabilities	(0.2)%

Affiliated Absolute Return Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	10.0%	3.55%

Affiliated Commodity Funds
Nuveen Gresham Diversified Commodity Strategy Fund (Class I)	1.0%	(2.50)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	4.0%	19.88%
Nuveen Global Infrastructure Fund (Class I)	3.0%	28.12%
Nuveen International Growth Fund (Class I)	1.4%	17.35%
Nuveen International Select Fund (Class I)	0.6%	13.50%
Nuveen Large Cap Core Fund (Class I)	1.3%	32.92%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	1.0%	24.03%
Nuveen Large Cap Select Fund (Class I)	1.3%	23.72%
Nuveen Large Cap Value Fund (Class I)	2.0%	27.74%
Nuveen Mid Cap Growth Opportunities Fund (Class R6)	2.9%	24.94%
Nuveen Mid Cap Value Fund (Class I)	0.6%	26.08%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.0%	20.58%
Nuveen Real Asset Income Fund (Class I)	1.0%	20.56%
Nuveen Real Estate Securities Fund (Class R6)	1.0%	25.16%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1.0%	22.23%

Affiliated Equity Funds (continued)	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	2.2%	14.89%
Nuveen Symphony International Equity Fund (Class I)	1.0%	15.30%
Nuveen Symphony Large-Cap Growth Fund Class I)	1.0%	27.47%
Nuveen Symphony Low Volatility Equity Fund (Class I)	1.3%	25.12%
Nuveen Tradewinds Emerging Markets Fund (Class I)	1.0%	22.03%
Nuveen Tradewinds International Value Fund (Class I)	1.6%	17.11%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	1.0%	25.35%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	2.0%	13.91%
Nuveen Core Bond Fund (Class I)	14.0%	7.23%
Nuveen Core Plus Bond Fund (Class I)	14.4%	9.50%
Nuveen Global Total Return Bond Fund (Class I)	0.5%	10.27%
Nuveen High Income Bond Fund (Class I)	1.2%	11.67%
Nuveen High Yield Municipal Bond Fund (Class I)	4.4%	20.28%
Nuveen Inflation Protected Securities Fund (Class I)	2.5%	5.89%
Nuveen Preferred Securities Fund (Class I)	0.5%	11.09%
Nuveen Short Term Bond Fund (Class I)	8.9%	2.60%
Nuveen Strategic Income Fund (Class I)	6.6%	11.37%
Nuveen Symphony Credit Opportunities Fund (Class I)	0.6%	9.54%

28	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

Fund Allocation

(% of net assets)

Absolute Return Funds	7.8%
Commodity Funds	2.8%
Equity Funds	70.7%
Fixed Income Funds	16.8%
Short-Term Investments	2.0%
Other Assets Less Liabilities	(0.1)%

Affiliated Absolute Return Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	7.8%	3.55%

Affiliated Commodity Funds
Nuveen Gresham Diversified Commodity Strategy Fund (Class I)	2.1%	(2.50)%

Non-Affiliated Commodity Funds
iShares S&P GSCI Commodity-Indexed Trust	0.4%	(7.07)%
PowerShares DB Commodity Index Tracking Fund	0.3%	(5.86)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	8.4%	19.88%
Nuveen Global Infrastructure Fund (Class I)	1.1%	28.12%
Nuveen International Growth Fund (Class I)	3.7%	17.35%
Nuveen International Select Fund (Class I)	1.6%	13.50%
Nuveen Large Cap Core Fund (Class I)	4.1%	32.92%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.5%	24.03%
Nuveen Large Cap Select Fund (Class I)	4.0%	23.72%
Nuveen Large Cap Value Fund (Class I)	4.0%	27.74%
Nuveen Mid Cap Growth Opportunities Fund (Class R6)	2.6%	24.94%
Nuveen Mid Cap Value Fund (Class I)	2.7%	26.08%
Nuveen NWQ Large-Cap Value Fund (Class I)	3.6%	20.58%
Nuveen Real Asset Income Fund (Class I)	1.2%	20.56%
Nuveen Real Estate Securities Fund (Class R6)	4.3%	25.16%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.9%	22.23%

Affiliated Equity Funds (continued)	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Growth Opportunities Fund (Class I)	0.8%	17.43%
Nuveen Small Cap Select Fund (Class I)	0.7%	14.89%
Nuveen Small Cap Value Fund (Class I)	0.8%	20.83%
Nuveen Symphony International Equity Fund (Class I)	2.6%	15.30%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.0%	27.47%
Nuveen Symphony Low Volatility Equity Fund (Class I)	4.0%	25.12%
Nuveen Tradewinds Emerging Markets Fund (Class I)	2.4%	22.03%
Nuveen Tradewinds International Value Fund (Class I)	5.3%	17.11%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.4%	25.35%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	0.4%	13.91%
Nuveen Core Bond Fund (Class I)	1.8%	7.23%
Nuveen Core Plus Bond Fund (Class I)	1.7%	9.50%
Nuveen Global Total Return Bond Fund (Class I)	0.5%	10.27%
Nuveen High Income Bond Fund (Class I)	1.8%	11.67%
Nuveen High Yield Municipal Bond Fund (Class I)	5.1%	20.28%
Nuveen Inflation Protected Securities Fund (Class I)	0.0%	5.89%
Nuveen Preferred Securities Fund (Class I)	1.3%	11.09%
Nuveen Short Term Bond Fund (Class I)	2.5%	2.60%
Nuveen Strategic Income Fund (Class I)	0.7%	11.37%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.0%	9.54%

Nuveen Investments	29

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2014.

The beginning of the period for the Funds is March 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the table.

Nuveen Strategy Aggressive Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,049.10	$1,045.60	$1,050.60	$1,052.90
Expenses Incurred During Period	$2.58	$6.45	$3.88	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .50%, 1.25%, .75% and .25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	Nuveen Investments

Nuveen Strategy Balanced Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,048.20	$1,045.00	$1,047.40	$1,049.60
Expenses Incurred During Period	$2.58	$6.44	$3.87	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .50%, 1.25%, .75% and .25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.30	$1,036.70	$1,040.00	$1,042.50
Expenses Incurred During Period	$2.57	$6.42	$3.86	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .50%, 1.25%, .75% and .25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,051.50	$1,048.00	$1,050.60	$1,052.90
Expenses Incurred During Period	$2.59	$6.45	$3.88	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .50%, 1.25%, .75% and .25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	31

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Growth Allocation Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned for Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Growth Allocation Fund to August 15, 2014.

	Nuveen Strategy Aggressive Growth Allocation Fund	Nuveen Strategy Balanced Allocation Fund	Nuveen Strategy Conservative Allocation Fund	Nuveen Strategy Growth Allocation Fund
To approve a new investment management agreement between each Corporation and Nuveen Fund Advisors, LLC.
For	2,537,197	16,507,592	4,877,805	5,475,276
Against	26,425	469,555	88,711	93,389
Abstain	56,891	306,629	167,915	198,566
Broker Non-Votes	1,507,305	5,535,969	2,120,648	3,540,951
Total	4,127,818	22,819,745	7,255,079	9,308,182

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	2,549,884	16,511,692	4,875,123	5,466,527
Against	27,767	474,004	99,960	101,953
Abstain	42,862	298,078	159,347	198,750
Broker Non-Votes	1,507,305	5,535,971	2,120,649	3,540,952
Total	4,127,818	22,819,745	7,255,079	9,308,182

To approve revisions to, or elimination of, certain fundamental investment policies:
a. Revise the fundamental policy related to the purchase and sale of commodities.
For	2,539,191	16,411,560	4,864,808	5,448,903
Against	35,061	536,127	97,576	118,218
Abstain	46,260	336,084	172,045	200,111
Broker Non-Votes	1,507,306	5,535,974	2,120,650	3,540,950
Total	4,127,818	22,819,745	7,255,079	9,308,182

Approval of the Board Members was reached as follows:
William Adams IV
For	42,748,108	42,748,108	42,748,108	42,748,108
Withhold	484,072	484,072	484,072	484,072
Total	43,232,180	43,232,180	43,232,180	43,232,180

32	Nuveen Investments

	Nuveen Strategy Aggressive Growth Allocation Fund	Nuveen Strategy Balanced Allocation Fund	Nuveen Strategy Conservative Allocation Fund	Nuveen Strategy Growth Allocation Fund
Robert P. Bremner
For	41,970,228	41,970,228	41,970,228	41,970,228
Withhold	1,261,952	1,261,952	1,261,952	1,261,952
Total	43,232,180	43,232,180	43,232,180	43,232,180
Jack B. Evans
For	42,003,045	42,003,045	42,003,045	42,003,045
Withhold	1,229,135	1,229,135	1,229,135	1,229,135
Total	43,232,180	43,232,180	43,232,180	43,232,180
William C. Hunter
For	42,750,795	42,750,795	42,750,795	42,750,795
Withhold	481,385	481,385	481,385	481,385
Total	43,232,180	43,232,180	43,232,180	43,232,180
David J. Kundert
For	41,991,946	41,991,946	41,991,946	41,991,946
Withhold	1,240,234	1,240,234	1,240,234	1,240,234
Total	43,232,180	43,232,180	43,232,180	43,232,180
John K. Nelson
For	42,758,989	42,758,989	42,758,989	42,758,989
Withhold	473,191	473,191	473,191	473,191
Total	43,232,180	43,232,180	43,232,180	43,232,180
William J. Schneider
For	42,714,710	42,714,710	42,714,710	42,714,710
Withhold	517,470	517,470	517,470	517,470
Total	43,232,180	43,232,180	43,232,180	43,232,180
Thomas S. Schreier, Jr.
For	42,737,094	42,737,094	42,737,094	42,737,094
Withhold	495,086	495,086	495,086	495,086
Total	43,232,180	43,232,180	43,232,180	43,232,180
Judith M. Stockdale
For	42,747,334	42,747,334	42,747,334	42,747,334
Withhold	484,846	484,846	484,846	484,846
Total	43,232,180	43,232,180	43,232,180	43,232,180
Carole E. Stone
For	41,980,846	41,980,846	41,980,846	41,980,846
Withhold	1,251,334	1,251,334	1,251,334	1,251,334
Total	43,232,180	43,232,180	43,232,180	43,232,180

Nuveen Investments	33

Shareholder Meeting Report (continued)

	Nuveen Strategy Aggressive Growth Allocation Fund	Nuveen Strategy Balanced Allocation Fund	Nuveen Strategy Conservative Allocation Fund	Nuveen Strategy Growth Allocation Fund
Virginia L. Stringer
For	42,727,092	42,727,092	42,727,092	42,727,092
Withhold	505,088	505,088	505,088	505,088
Total	43,232,180	43,232,180	43,232,180	43,232,180
Terence J. Toth
For	41,966,189	41,966,189	41,966,189	41,966,189
Withhold	1,265,991	1,265,991	1,265,991	1,265,991
Total	43,232,180	43,232,180	43,232,180	43,232,180

34	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Strategy Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund, and Nuveen Strategy Growth Allocation Fund (each a series of the Nuveen Strategy Funds, Inc., hereinafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund, and Nuveen Strategy Growth Allocation Fund for the periods ended August 31, 2011 and prior were audited by other independent auditors whose report dated October 7, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

October 28, 2014

Nuveen Investments	35

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 97.9%

	ABSOLUTE RETURN FUNDS – 6.9%

	Affiliated Absolute Return Funds – 6.9%

664,452	Nuveen Tactical Market Opportunities Fund (Class I), (3)	$7,362,127
	Total Absolute Return Funds (cost $7,211,767)	7,362,127

	COMMODITY FUNDS – 3.1%

	Affiliated Commodity Funds – 3.1%

181,267	Nuveen Gresham Diversified Commodity Strategy Fund (Class I), (3)	3,248,309
	Total Commodity Funds (cost $3,254,000)	3,248,309

	EQUITY FUNDS – 79.8%

	Affiliated Equity Funds – 79.8%

596,659	Nuveen Dividend Value Fund (Class R6)	10,650,370

136,814	Nuveen International Growth Fund (Class I)	5,484,858

328,397	Nuveen International Select Fund (Class I)	3,425,177

163,024	Nuveen Large Cap Core Fund (Class I)	4,354,379

76,994	Nuveen Large Cap Growth Opportunities Fund (Class R6)	3,309,970

215,342	Nuveen Large Cap Select Fund (Class I)	4,345,600

171,774	Nuveen Large Cap Value Fund (Class I)	4,898,996

45,822	Nuveen Mid Cap Growth Opportunities Fund (Class R6)	2,481,241

71,313	Nuveen Mid Cap Value Fund (Class I)	2,543,730

188,676	Nuveen NWQ Large-Cap Value Fund (Class I)	4,560,296

47,954	Nuveen Real Asset Income Fund (Class I)	1,182,074

187,463	Nuveen Real Estate Securities Fund (Class R6)	4,457,862

91,193	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3,259,227

21,533	Nuveen Small Cap Growth Opportunities Fund (Class I)	580,528

39,149	Nuveen Small Cap Select Fund (Class I)	629,510

40,431	Nuveen Small Cap Value Fund (Class I)	777,901

201,960	Nuveen Symphony International Equity Fund (Class I)	3,867,540

97,080	Nuveen Symphony Large-Cap Growth Fund (Class I)	3,347,334

142,436	Nuveen Symphony Low Volatility Equity Fund (Class I)	4,379,892

125,840	Nuveen Tradewinds Emerging Markets Fund (Class I)	3,734,940

350,234	Nuveen Tradewinds International Value Fund (Class I)	9,102,592

70,382	Nuveen Winslow Large-Cap Growth Fund (Class R6)	3,295,298
	Total Equity Funds (cost $73,418,954)	84,669,315

	FIXED INCOME FUNDS – 8.1%

	Affiliated Fixed Income Funds – 8.1%

54,784	Nuveen Core Bond Fund (Class I)	568,110

92	Nuveen Core Plus Bond Fund (Class I)	1,077

36	Nuveen Investments

Shares	Description (1), (2)					Value

	Affiliated Fixed Income Funds (continued)

27,854	Nuveen Global Total Return Bond Fund (Class I)					$585,208

58,188	Nuveen High Income Bond Fund (Class I)					536,491

254,471	Nuveen High Yield Municipal Bond Fund (Class I)					4,313,285

5,610	Nuveen Inflation Protected Securities Fund (Class I)					63,726

22,072	Nuveen Preferred Securities Fund (Class I)					387,583

174,259	Nuveen Short Term Bond Fund (Class I)					1,747,818

18,875	Nuveen Strategic Income Fund (Class I)					218,578

6,063	Nuveen Symphony Credit Opportunities Fund (Class I)					138,359
	Total Fixed Income Funds (cost $8,170,538)					8,560,235
	Total Long-Term Investments (cost $92,055,259)					103,839,986

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 2.2%

	Money Market Funds – 0.9%

931,948	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$931,948

	U.S. Government and Agency Obligations – 1.3%

$1,400	U.S. Treasury Bills, (6)	0.000%		1/15/15	AAA	1,399,869
	Total Short-Term Investments (cost $2,331,710)					2,331,817
	Total Investments (cost $94,386,969) – 100.1%					106,171,803
	Other Assets Less Liabilities – (0.1)%					(60,290)
	Net Assets – 100%					$106,111,513

Investments in Derivatives as of August 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	46	9/14	$4,417,840	$(93,939)
MSCI Emerging Markets Index	Long	58	9/14	3,148,820	121,735
Russell 2000® E-Mini	Short	(28)	9/14	(3,285,520)	(46,019)
S&P 500® Index	Long	6	9/14	3,002,100	109,626
S&P MidCap 400® E-Mini	Long	14	9/14	2,011,940	54,080
U.S. 5-Year Treasury Note	Short	(14)	12/14	(1,663,703)	(2,482)
				$7,631,477	$143,001
*	The aggregate Notional Amount at Value of long and short positions is $12,580,700 and $(4,949,223), respectively.

Nuveen Investments	37

Nuveen Strategy Aggressive Growth Allocation Fund (continued)

Portfolio of Investments	August 31, 2014

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

N/A	Not Applicable.

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

38	Nuveen Investments

Nuveen Strategy Balanced Allocation Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 98.4%

	ABSOLUTE RETURN FUND – 9.0%

	Affiliated Absolute Return Funds – 9.0%

3,129,857	Nuveen Tactical Market Opportunities Fund (Class I), (3)	$34,678,812
	Total Absolute Return Funds (cost $34,258,554)	34,678,812

	COMMODITY FUNDS – 2.1%

	Affiliated Commodity Funds – 2.1%

447,688	Nuveen Gresham Diversified Commodity Strategy Fund (Class I), (3)	8,022,577
	Total Commodity Funds (cost $8,036,000)	8,022,577

	EQUITY FUNDS – 53.7%

	Affiliated Equity Funds – 53.7%

1,226,381	Nuveen Dividend Value Fund (Class R6)	21,890,901

354,910	Nuveen Global Infrastructure Fund (Class I)	4,283,759

259,680	Nuveen International Growth Fund (Class I)	10,410,564

828,587	Nuveen International Select Fund (Class I)	8,642,162

386,802	Nuveen Large Cap Core Fund (Class I)	10,331,491

193,405	Nuveen Large Cap Growth Opportunities Fund (Class R6)	8,314,481

512,617	Nuveen Large Cap Select Fund (Class I)	10,344,604

361,437	Nuveen Large Cap Value Fund (Class I)	10,308,179

154,839	Nuveen Mid Cap Growth Opportunities Fund (Class R6)	8,384,528

236,308	Nuveen Mid Cap Value Fund (Class I)	8,429,102

420,567	Nuveen NWQ Large-Cap Value Fund (Class I)	10,165,096

178,743	Nuveen Real Asset Income Fund (Class I)	4,406,026

511,424	Nuveen Real Estate Securities Fund (Class R6)	12,161,670

230,721	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	8,245,957

107,067	Nuveen Small Cap Growth Opportunities Fund (Class I)	2,886,532

179,491	Nuveen Small Cap Select Fund (Class I)	2,886,210

150,690	Nuveen Small Cap Value Fund (Class I)	2,899,281

418,892	Nuveen Symphony International Equity Fund (Class I)	8,021,779

242,180	Nuveen Symphony Large-Cap Growth Fund (Class I)	8,350,380

333,949	Nuveen Symphony Low Volatility Equity Fund (Class I)	10,268,929

272,016	Nuveen Tradewinds Emerging Markets Fund (Class I)	8,073,444

746,306	Nuveen Tradewinds International Value Fund (Class I)	19,396,485

177,226	Nuveen Winslow Large-Cap Growth Fund (Class R6)	8,297,717
	Total Equity Funds (cost $163,482,736)	207,399,277

Nuveen Investments	39

Nuveen Strategy Balanced Allocation Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)					Value

	FIXED INCOME FUNDS – 33.6%

	Affiliated Fixed Income Funds – 33.6%

334,558	Nuveen All-American Municipal Bond Fund (Class I)					$3,854,103

2,845,587	Nuveen Core Bond Fund (Class I)					29,508,742

2,401,133	Nuveen Core Plus Bond Fund (Class I)					28,213,307

98,566	Nuveen Global Total Return Bond Fund (Class I)					2,070,879

735,549	Nuveen High Income Bond Fund (Class I)					6,781,762

1,277,770	Nuveen High Yield Municipal Bond Fund (Class I)					21,658,203

46,554	Nuveen Inflation Protected Securities Fund (Class I)					528,854

208,709	Nuveen Preferred Securities Fund (Class I)					3,664,936

1,852,490	Nuveen Short Term Bond Fund (Class I)					18,580,477

935,348	Nuveen Strategic Income Fund (Class I)					10,831,326

172,954	Nuveen Symphony Credit Opportunities Fund (Class I)					3,946,810
	Total Fixed Income Funds (cost $117,195,213)					129,639,399
	Total Long-Term Investments (cost $322,972,503)					379,740,065

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 1.8%

	Money Market Funds – 0.9%

3,435,336	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$3,435,336

	U.S. Government and Agency Obligations – 0.9%

$3,500	U.S. Treasury Bills, (6)	0.000%		1/15/15	AAA	3,499,671
	Total Short-Term Investments (cost $6,934,741)					6,935,007
	Total Investments (cost $329,907,244) – 100.2%					386,675,072
	Other Assets Less Liabilities – (0.2)%					(690,366)
	Net Assets – 100%					$385,984,706

Investments in Derivatives as of August 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	118	9/14	$11,332,720	$(244,842)
MSCI Emerging Markets Index	Long	150	9/14	8,143,500	314,832
Russell 2000® E-Mini	Short	(93)	9/14	(10,912,620)	(152,847)
S&P 500® Index	Long	37	9/14	18,512,950	676,026
S&P MidCap 400® E-Mini	Long	38	9/14	5,460,980	146,788
U.S. 5-Year Treasury Note	Short	(49)	12/14	(5,822,961)	(8,689)
				$26,714,569	$731,268
*	The aggregate Notional Amount at Value of long and short positions is $43,450,150 and $(16,735,581), respectively.

40	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

N/A	Not Applicable.

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Strategy Conservative Allocation Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 98.8%

	ABSOLUTE RETURN FUNDS – 10.0%

	Affiliated Absolute Return Funds – 10.0%

1,182,020	Nuveen Tactical Market Opportunities Fund (Class I), (3)	$13,096,780
	Total Absolute Return Funds (cost $13,100,050)	13,096,780

	COMMODITY FUNDS – 1.0%

	Affiliated Commodity Funds – 1.0%

73,934	Nuveen Gresham Diversified Commodity Strategy Fund (Class I), (3)	1,324,890
	Total Commodity Funds (cost $1,327,000)	1,324,890

	EQUITY FUNDS – 32.2%

	Affiliated Equity Funds – 32.2%

294,637	Nuveen Dividend Value Fund (Class R6)	5,259,271

326,701	Nuveen Global Infrastructure Fund (Class I)	3,943,285

45,665	Nuveen International Growth Fund (Class I)	1,830,706

74,579	Nuveen International Select Fund (Class I)	777,860

62,905	Nuveen Large Cap Core Fund (Class I)	1,680,195

31,206	Nuveen Large Cap Growth Opportunities Fund (Class R6)	1,341,547

81,532	Nuveen Large Cap Select Fund (Class I)	1,645,307

92,155	Nuveen Large Cap Value Fund (Class I)	2,628,252

70,599	Nuveen Mid Cap Growth Opportunities Fund (Class R6)	3,822,950

24,042	Nuveen Mid Cap Value Fund (Class I)	857,579

108,706	Nuveen NWQ Large-Cap Value Fund (Class I)	2,627,424

55,367	Nuveen Real Asset Income Fund (Class I)	1,364,786

55,714	Nuveen Real Estate Securities Fund (Class R6)	1,324,891

36,651	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1,309,900

175,404	Nuveen Small Cap Select Fund (Class I)	2,820,492

68,114	Nuveen Symphony International Equity Fund (Class I)	1,304,386

39,268	Nuveen Symphony Large-Cap Growth Fund Class I)	1,353,980

53,598	Nuveen Symphony Low Volatility Equity Fund (Class I)	1,648,156

43,877	Nuveen Tradewinds Emerging Markets Fund (Class I)	1,302,272

80,221	Nuveen Tradewinds International Value Fund (Class I)	2,084,949

28,068	Nuveen Winslow Large-Cap Growth Fund (Class R6)	1,314,140
	Total Equity Funds (cost $34,905,473)	42,242,328

	FIXED INCOME FUNDS – 55.6%

	Affiliated Fixed Income Funds – 55.6%

225,166	Nuveen All-American Municipal Bond Fund (Class I)	2,593,909

1,774,530	Nuveen Core Bond Fund (Class I)	18,401,879

42	Nuveen Investments

Shares	Description (1), (2)					Value

	Affiliated Fixed Income Funds (continued)

1,607,635	Nuveen Core Plus Bond Fund (Class I)					$18,889,708

31,832	Nuveen Global Total Return Bond Fund (Class I)					668,782

175,386	Nuveen High Income Bond Fund (Class I)					1,617,062

334,877	Nuveen High Yield Municipal Bond Fund (Class I)					5,676,163

292,368	Nuveen Inflation Protected Securities Fund (Class I)					3,321,301

34,497	Nuveen Preferred Securities Fund (Class I)					605,766

1,163,863	Nuveen Short Term Bond Fund (Class I)					11,673,551

744,218	Nuveen Strategic Income Fund (Class I)					8,618,043

36,259	Nuveen Symphony Credit Opportunities Fund (Class I)					827,427
	Total Fixed Income Funds (cost $70,530,732)					72,893,591
	Total Long-Term Investments (cost $119,863,255)					129,557,589

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.0%

1,253,644	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$1,253,644

	U.S. Government and Agency Obligations – 0.4%

$625	U.S. Treasury Bills, (6)	0.000%		1/15/15	AAA	624,941
	Total Short-Term Investments (cost $1,878,537)					1,878,585
	Total Investments (cost $121,741,792) – 100.2%					131,436,174
	Other Assets Less Liabilities – (0.2)%					(311,910)
	Net Assets – 100%					$131,124,264

Investments in Derivatives as of August 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	40	9/14	$3,841,600	$(84,708)
MSCI Emerging Markets Index	Long	32	9/14	1,737,280	67,164
Russell 2000® E-Mini	Short	(32)	9/14	(3,754,880)	(52,593)
S&P 500® Index	Short	(4)	9/14	(2,001,400)	(14,916)
				$(177,400)	$(85,053)
*	The aggregate Notional Amount at Value of long and short positions is $5,578,880 and $(5,756,280), respectively.

Nuveen Investments	43

Nuveen Strategy Conservative Allocation Fund (continued)

Portfolio of Investments	August 31, 2014

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

N/A	Not Applicable.

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

44	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 98.1%

	ABSOLUTE RETURN FUNDS – 7.8%

	Affiliated Absolute Return Funds – 7.8%

1,288,909	Nuveen Tactical Market Opportunities Fund (Class I), (3)	$14,281,109
	Total Absolute Return Funds (cost $14,059,347)	14,281,109

	COMMODITY FUNDS – 2.8%

	Affiliated Commodity Funds – 2.1%

209,046	Nuveen Gresham Diversified Commodity Strategy Fund (Class I), (3)	3,746,112
	Total Affiliated Commodity Funds	3,746,112

	Non-Affiliated Commodity Funds – 0.7%

21,010	iShares S&P GSCI Commodity-Indexed Trust, (3)	661,815

26,329	PowerShares DB Commodity Index Tracking Fund, (3)	659,015
	Total Non-Affiliated Commodity Funds	1,320,830
	Total Commodity Funds (cost $5,085,170)	5,066,942

	EQUITY FUNDS – 70.7%

	Affiliated Equity Funds – 70.7%

866,101	Nuveen Dividend Value Fund (Class R6)	15,459,897

169,441	Nuveen Global Infrastructure Fund (Class I)	2,045,153

169,750	Nuveen International Growth Fund (Class I)	6,805,265

289,586	Nuveen International Select Fund (Class I)	3,020,378

280,189	Nuveen Large Cap Core Fund (Class I)	7,483,860

148,186	Nuveen Large Cap Growth Opportunities Fund (Class R6)	6,370,521

364,701	Nuveen Large Cap Select Fund (Class I)	7,359,674

255,568	Nuveen Large Cap Value Fund (Class I)	7,288,792

88,716	Nuveen Mid Cap Growth Opportunities Fund (Class R6)	4,803,990

137,239	Nuveen Mid Cap Value Fund (Class I)	4,895,321

269,415	Nuveen NWQ Large-Cap Value Fund (Class I)	6,511,755

86,417	Nuveen Real Asset Income Fund (Class I)	2,130,184

329,973	Nuveen Real Estate Securities Fund (Class R6)	7,846,746

148,675	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	5,313,630

52,288	Nuveen Small Cap Growth Opportunities Fund (Class I)	1,409,687

84,919	Nuveen Small Cap Select Fund (Class I)	1,365,497

74,228	Nuveen Small Cap Value Fund (Class I)	1,428,147

250,189	Nuveen Symphony International Equity Fund (Class I)	4,791,118

159,123	Nuveen Symphony Large-Cap Growth Fund (Class I)	5,486,562

238,839	Nuveen Symphony Low Volatility Equity Fund (Class I)	7,344,288

149,609	Nuveen Tradewinds Emerging Markets Fund (Class I)	4,440,394

372,177	Nuveen Tradewinds International Value Fund (Class I)	9,672,872

Nuveen Investments	45

Nuveen Strategy Growth Allocation Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)					Value

	Affiliated Equity Funds (continued)

132,744	Nuveen Winslow Large-Cap Growth Fund (Class R6)					$6,215,084
	Total Equity Funds (cost $108,881,531)					129,488,815

	FIXED INCOME FUNDS – 16.8%

	Affiliated Fixed Income Funds – 16.8%

64,824	Nuveen All-American Municipal Bond Fund (Class I)					746,777

314,071	Nuveen Core Bond Fund (Class I)					3,256,919

271,623	Nuveen Core Plus Bond Fund (Class I)					3,191,575

44,346	Nuveen Global Total Return Bond Fund (Class I)					931,706

351,599	Nuveen High Income Bond Fund (Class I)					3,241,742

549,946	Nuveen High Yield Municipal Bond Fund (Class I)					9,321,590

5,755	Nuveen Inflation Protected Securities Fund (Class I)					65,379

139,213	Nuveen Preferred Securities Fund (Class I)					2,444,587

448,286	Nuveen Short Term Bond Fund (Class I)					4,496,303

105,282	Nuveen Strategic Income Fund (Class I)					1,219,163

79,274	Nuveen Symphony Credit Opportunities Fund (Class I)					1,809,040
	Total Fixed Income Funds (cost $29,221,377)					30,724,781
	Total Long-Term Investments (cost $157,247,425)					179,561,647

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 1.0%

1,847,121	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$1,847,121

	U.S. Government and Agency Obligations – 1.0%

$1,800	U.S. Treasury Bills, (6)	0.000%		1/15/15	AAA	1,799,831
	Total Short-Term Investments (cost $3,646,815)					3,646,952
	Total Investments (cost $160,894,240) – 100.1%					183,208,599
	Other Assets Less Liabilities – (0.1)%					(181,678)
	Net Assets – 100%					$183,026,921

Investments in Derivatives as of August 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	92	9/14	$8,835,680	$(198,224)
MSCI Emerging Markets Index	Long	131	9/14	7,111,990	274,953
Russell 2000® E-Mini	Short	(57)	9/14	(6,688,380)	(93,681)
S&P 500® Index	Long	6	9/14	3,002,100	109,626
S&P MidCap 400® E-Mini	Long	17	9/14	2,443,070	65,668
U.S. 5-Year Treasury Note	Short	(23)	12/14	(2,733,227)	(4,078)
				$11,971,233	$154,264
*	The aggregate Notional Amount at Value of long and short positions is $21,392,840 and $(9,421,607), respectively.

46	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

N/A	Not Applicable.

DB	Deutsche Bank

EAFE	Europe, Australasia and Far East

GSCI	Goldman Sachs Commodity Index

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of

Assets and Liabilities	August 31, 2014

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $92,055,259, $322,972,503, $119,863,255 and $155,917,255, respectively)	$103,839,986	$379,740,065	$129,557,589	$178,240,817
Non-affiliated long-term investments, at value (cost $ –, $ –, $ – and $1,330,170, respectively)	—	—	—	1,320,830
Non-affiliated short-term investments, at value (cost $2,331,710, $6,934,741, $1,878,537 and $3,646,815, respectively)	2,331,817	6,935,007	1,878,585	3,646,952
Cash	—	1,344	9	—
Receivable for:
Dividends	37,892	451,288	226,805	126,927
Reimbursement from Adviser	7,424	—	595	985
Shares sold	111,909	280,207	31,661	196,622
Variation margin on futures contracts	15,030	65,135	—	16,740
Other assets	642	15,374	24,091	642
Total assets	106,344,700	387,488,420	131,719,335	183,550,515
Liabilities
Payable for:
Dividends	—	—	35,771	—
Investments purchased	37,892	451,288	226,805	126,927
Shares redeemed	68,139	617,625	133,916	192,732
Variation margin on futures contracts	26,688	84,011	31,300	55,279
Accrued expenses:
Management fees	—	20,206	—	—
Directors fees	23	9,931	19,017	58
Professional fees	16,906	16,920	17,476	16,881
Shareholder servicing agent fees and expenses	39,642	110,502	28,389	53,916
12b-1 distribution and service fees	25,721	80,530	38,676	45,838
Other	18,176	112,701	63,721	31,963
Total liabilities	233,187	1,503,714	595,071	523,594
Net assets	$106,111,513	$385,984,706	$131,124,264	$183,026,921
Class A Shares
Net assets	$60,399,935	$204,710,272	$77,764,749	$101,905,530
Shares outstanding	3,622,890	16,962,844	6,254,336	7,564,028
Net asset value (“NAV”) per share	$16.67	$12.07	$12.43	$13.47
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$17.69	$12.81	$13.19	$14.29
Class C Shares
Net assets	$13,431,601	$41,295,821	$25,195,004	$25,404,823
Shares outstanding	837,525	3,473,995	2,039,860	1,938,125
NAV and offering price per share	$16.04	$11.89	$12.35	$13.11
Class R3 Shares
Net assets	$4,494,601	$7,158,975	$1,639,838	$7,935,207
Shares outstanding	272,938	599,777	132,242	596,996
NAV and offering price per share	$16.47	$11.94	$12.40	$13.29
Class I Shares
Net assets	$27,785,376	$132,819,638	$26,524,673	$47,781,361
Shares outstanding	1,660,969	11,034,113	2,134,647	3,527,653
NAV and offering price per share	$16.73	$12.04	$12.43	$13.54
Net assets consist of:
Capital paid-in	$86,949,997	$302,635,659	$117,614,378	$151,938,399
Undistributed (Over-distribution of) net investment income	424,179	4,459,538	1,195,462	823,609
Accumulated net realized gain (loss)	6,809,502	21,390,413	2,705,095	7,796,290
Net unrealized appreciation (depreciation)	11,927,835	57,499,096	9,609,329	22,468,623
Net assets	$106,111,513	$385,984,706	$131,124,264	$183,026,921
Authorized shares(1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Represents authorized shares for Class A, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of

Operations	Year Ended August 31, 2014

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Investment Income
Dividends from affiliated investments	$3,085,789	$11,542,933	$4,214,387	$5,277,114
Interest from non-affiliated investments	782	1,773	305	1,003
Total investment income	3,086,571	11,544,706	4,214,692	5,278,117
Expenses
Management fees	104,905	376,765	133,195	174,396
12b-1 service fees – Class A Shares(1)	157,089	520,186	216,368	262,603
12b-1 distribution and service fees – Class C Shares	131,473	393,962	250,178	241,450
12b-1 distribution and service fees – Class R3 Shares	20,179	34,072	9,883	33,164
Shareholder servicing agent fees and expenses	160,738	465,575	123,635	225,756
Custodian fees and expenses	26,432	68,402	30,747	38,607
Directors fees and expenses	101	323	56	207
Professional fees	30,126	44,203	29,665	36,430
Shareholder reporting expenses	36,303	78,461	35,700	55,921
Federal and state registration fees	61,507	64,288	65,579	62,122
Other expenses	2,588	4,575	2,907	3,040
Total expenses before fee waiver/expense reimbursement	731,441	2,050,812	897,913	1,133,696
Fee waiver/expense reimbursement	(195,309)	(284,023)	(133,910)	(216,854)
Net expenses	536,132	1,766,789	764,003	916,842
Net investment income (loss)	2,550,439	9,777,917	3,450,689	4,361,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	2,673,407	16,806,516	2,218,869	2,619,266
Non-affiliated investments	(419,658)	171,451	(371,364)	(697,543)
Distributions from Underlying Funds	3,247,914	8,564,732	2,537,901	4,935,085
Futures contracts	2,164,651	6,750,073	417,193	3,189,503
Total net realized gain (loss)	7,666,314	32,292,772	4,802,599	10,046,311
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	8,019,872	14,612,057	6,196,241	13,911,432
Non-affiliated investments	221,171	(571,481)	296,890	462,727
Futures contracts	398,017	1,345,808	80,038	538,007
Total change in net unrealized appreciation (depreciation)	8,639,060	15,386,384	6,573,169	14,912,166
Net realized and unrealized gain (loss)	16,305,374	47,679,156	11,375,768	24,958,477
Net increase (decrease) in net assets from operations	$18,855,813	$57,457,073	$14,826,457	$29,319,752

(1)	Includes 12b-1 distribution and service fees incurred on Class B Shares during the period. Class B Shares converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of

Changes in Net Assets

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Year Ended 8/31/14	Year Ended 8/31/13	Year Ended 8/31/14	Year Ended 8/31/13
Operations
Net investment income (loss)	$2,550,439	$1,935,928	$9,777,917	$8,414,200
Total net realized gain (loss)	7,666,314	4,433,144	32,292,772	14,151,274
Total change in net unrealized appreciation (depreciation)	8,639,060	6,586,382	15,386,384	6,523,452
Net increase (decrease) in net assets from operations	18,855,813	12,955,454	57,457,073	29,088,926
Distributions to Shareholders
From net investment income:
Class A(1)	(1,733,764)	(1,054,547)	(5,408,700)	(4,081,728)
Class B	—	(27,886)	—	(69,423)
Class C	(306,213)	(161,719)	(781,675)	(470,234)
Class R3	(104,812)	(73,646)	(174,097)	(117,925)
Class I	(954,969)	(679,159)	(3,884,782)	(3,204,500)
From accumulated net realized gains:
Class A(1)	(642,785)	—	(8,364,627)	(4,185,381)
Class B	—	—	—	(110,159)
Class C	(153,139)	—	(1,686,735)	(729,508)
Class R3	(42,170)	—	(273,891)	(136,226)
Class I	(325,537)	—	(5,531,447)	(2,989,557)
Decrease in net assets from distributions to shareholders	(4,263,389)	(1,996,957)	(26,105,954)	(16,094,641)
Fund Share Transactions
Proceeds from sale of shares	12,909,987	12,451,500	48,893,316	38,852,140
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,758,906	1,671,432	24,432,515	14,933,997
	16,668,893	14,122,932	73,325,831	53,786,137
Cost of shares redeemed	(24,109,484)	(22,917,461)	(70,232,478)	(77,597,923)
Net increase (decrease) in net assets from Fund share transactions	(7,440,591)	(8,794,529)	3,093,353	(23,811,786)
Net increase (decrease) in net assets	7,151,833	2,163,968	34,444,472	(10,817,501)
Net assets at the beginning of period	98,959,680	96,795,712	351,540,234	362,357,735
Net assets at the end of period	$106,111,513	$98,959,680	$385,984,706	$351,540,234
Undistributed (Over-distribution of) net investment income at the end of period	$424,179	$1,010,452	$4,459,538	$5,016,766

(1)	Includes distributions to shareholders of Class B Shares during the period. Class B Shares converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

50	Nuveen Investments

	Strategy Conservative Allocation		Strategy Growth Allocation
	Year Ended 8/31/14	Year Ended 8/31/13	Year Ended 8/31/14	Year Ended 8/31/13
Operations
Net investment income (loss)	$3,450,689	$3,374,887	$4,361,275	$3,354,843
Total net realized gain (loss)	4,802,599	3,092,293	10,046,311	6,204,978
Total change in net unrealized appreciation (depreciation)	6,573,169	(2,036,238)	14,912,166	6,686,102
Net increase (decrease) in net assets from operations	14,826,457	4,430,942	29,319,752	16,245,923
Distributions to Shareholders
From net investment income:
Class A(1)	(1,986,226)	(1,864,045)	(2,778,595)	(2,083,140)
Class B	—	(52,732)	—	(82,570)
Class C	(433,624)	(379,399)	(535,545)	(372,251)
Class R3	(45,235)	(44,356)	(171,330)	(160,366)
Class I	(704,044)	(693,638)	(1,520,835)	(1,081,355)
From accumulated net realized gains:
Class A(1)	(493,453)	(718,020)	(3,311,445)	(2,640,077)
Class B	—	(32,683)	—	(145,704)
Class C	(147,960)	(224,626)	(855,824)	(664,208)
Class R3	(12,403)	(20,386)	(222,311)	(222,095)
Class I	(154,046)	(240,999)	(1,668,569)	(1,261,072)
Decrease in net assets from distributions to shareholders	(3,976,991)	(4,270,884)	(11,064,454)	(8,712,838)
Fund Share Transactions
Proceeds from sale of shares	21,755,885	28,996,755	32,935,314	27,192,426
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,280,388	3,499,997	10,114,015	7,882,674
	25,036,273	32,496,752	43,049,329	35,075,100
Cost of shares redeemed	(40,246,452)	(35,554,387)	(35,168,504)	(40,531,962)
Net increase (decrease) in net assets from Fund share transactions	(15,210,179)	(3,057,635)	7,880,825	(5,456,862)
Net increase (decrease) in net assets	(4,360,713)	(2,897,577)	26,136,123	2,076,223
Net assets at the beginning of period	135,484,977	138,382,554	156,890,798	154,814,575
Net assets at the end of period	$131,124,264	$135,484,977	$183,026,921	$156,890,798
Undistributed (Over-distribution of) net investment income at the end of period	$1,195,462	$925,284	$823,609	$1,523,895

(1)	Includes distributions to shareholders of Class B Shares during the period. Class B Shares converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial

Highlights

Strategy Aggressive Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2014	$14.48	$0.38		$2.45	$2.83	$(0.47)	$(0.17)	$(0.64)	$16.67
2013	12.96	0.28		1.53	1.81	(0.29)	—	(0.29)	14.48
2012	12.10	0.15		0.79	0.94	(0.08)	—	(0.08)	12.96
2011	10.56	0.09		1.64	1.73	(0.19)	—	(0.19)	12.10
2010	10.21	0.09		0.39	0.48	(0.13)	—	(0.13)	10.56
Class C (9/01)
2014	13.94	0.27		2.35	2.62	(0.35)	(0.17)	(0.52)	16.04
2013	12.48	0.16		1.48	1.64	(0.18)	—	(0.18)	13.94
2012	11.66	0.06		0.76	0.82	—	—	—	12.48
2011	10.19	(0.01)		1.60	1.59	(0.12)	—	(0.12)	11.66
2010	9.89	—	**	0.38	0.38	(0.08)	—	(0.08)	10.19
Class R3 (10/96)
2014	14.31	0.33		2.43	2.76	(0.43)	(0.17)	(0.60)	16.47
2013	12.81	0.23		1.52	1.75	(0.25)	—	(0.25)	14.31
2012	11.96	0.11		0.79	0.90	(0.05)	—	(0.05)	12.81
2011	10.44	0.06		1.64	1.70	(0.18)	—	(0.18)	11.96
2010	10.12	0.05		0.39	0.44	(0.12)	—	(0.12)	10.44
Class I (9/01)
2014	14.53	0.44		2.44	2.88	(0.51)	(0.17)	(0.68)	16.73
2013	13.00	0.31		1.54	1.85	(0.32)	—	(0.32)	14.53
2012	12.14	0.18		0.80	0.98	(0.12)	—	(0.12)	13.00
2011	10.59	0.10		1.67	1.77	(0.22)	—	(0.22)	12.14
2010	10.24	0.11		0.39	0.50	(0.15)	—	(0.15)	10.59

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

19.92%	$60,400	0.65%	2.24%	0.47%	2.43%	42%
14.18	51,794	0.63	1.76	0.40	1.99	12
7.87	49,150	0.71	0.91	0.40	1.22	30
16.38	51,004	0.65	0.45	0.40	0.70	43
4.64	46,829	0.61	0.59	0.40	0.80	29

19.08	13,432	1.40	1.55	1.22	1.74	42
13.32	12,264	1.38	0.99	1.15	1.22	12
7.03	11,592	1.46	0.17	1.15	0.48	30
15.55	12,249	1.40	(0.31)	1.15	(0.06)	43
3.76	10,723	1.36	(0.21)	1.15	— *	29

19.63	4,495	0.90	1.93	0.72	2.12	42
13.88	3,728	0.88	1.47	0.65	1.70	12
7.58	4,600	0.96	0.62	0.65	0.93	30
16.21	4,294	0.91	0.19	0.65	0.45	43
4.24	3,151	0.86	0.26	0.65	0.47	29

20.21	27,785	0.40	2.61	0.22	2.79	42
14.50	29,433	0.38	2.00	0.15	2.23	12
8.13	29,339	0.46	1.16	0.15	1.47	30
16.68	30,717	0.39	0.55	0.15	0.79	43
4.84	70,533	0.36	0.83	0.15	1.04	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than .01%.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Strategy Balanced Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2014	$11.10	$0.30	$1.48	$1.78	$(0.31)	$(0.50)	$(0.81)	$12.07
2013	10.72	0.26	0.61	0.87	(0.24)	(0.25)	(0.49)	11.10
2012	10.04	0.20	0.62	0.82	(0.14)	—	(0.14)	10.72
2011	9.04	0.17	0.95	1.12	(0.12)	—	(0.12)	10.04
2010	8.60	0.19	0.47	0.66	(0.22)	—	(0.22)	9.04
Class C (9/01)
2014	10.94	0.21	1.46	1.67	(0.22)	(0.50)	(0.72)	11.89
2013	10.57	0.17	0.61	0.78	(0.16)	(0.25)	(0.41)	10.94
2012	9.90	0.12	0.62	0.74	(0.07)	—	(0.07)	10.57
2011	8.91	0.09	0.94	1.03	(0.04)	—	(0.04)	9.90
2010	8.50	0.11	0.47	0.58	(0.17)	—	(0.17)	8.91
Class R3 (10/96)
2014	10.99	0.27	1.46	1.73	(0.28)	(0.50)	(0.78)	11.94
2013	10.61	0.22	0.62	0.84	(0.21)	(0.25)	(0.46)	10.99
2012	9.94	0.17	0.62	0.79	(0.12)	—	(0.12)	10.61
2011	8.95	0.14	0.94	1.08	(0.09)	—	(0.09)	9.94
2010	8.52	0.15	0.48	0.63	(0.20)	—	(0.20)	8.95
Class I (9/01)
2014	11.07	0.33	1.48	1.81	(0.34)	(0.50)	(0.84)	12.04
2013	10.69	0.28	0.62	0.90	(0.27)	(0.25)	(0.52)	11.07
2012	10.02	0.23	0.61	0.84	(0.17)	—	(0.17)	10.69
2011	9.02	0.19	0.95	1.14	(0.14)	—	(0.14)	10.02
2010	8.57	0.21	0.48	0.69	(0.24)	—	(0.24)	9.02

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

16.70%	$204,710	0.54%	2.51%	0.47%	2.59%	28%
8.36	183,459	0.53	2.19	0.40	2.32	11
8.31	184,856	0.56	1.81	0.40	1.97	38
12.32	161,839	0.53	1.56	0.40	1.69	34
7.64	161,798	0.48	1.95	0.39	2.04	24

15.85	41,296	1.29	1.76	1.22	1.84	28
7.54	34,447	1.28	1.41	1.15	1.54	11
7.49	33,069	1.31	1.00	1.15	1.15	38
11.57	22,493	1.29	0.79	1.15	0.93	34
6.81	18,241	1.23	1.16	1.14	1.25	24

16.36	7,159	0.79	2.23	0.72	2.30	28
8.16	6,225	0.78	1.90	0.65	2.04	11
8.01	5,545	0.81	1.56	0.65	1.72	38
12.06	4,253	0.79	1.25	0.65	1.39	34
7.40	2,962	0.73	1.57	0.64	1.66	24

17.03	132,820	0.29	2.78	0.22	2.86	28
8.65	123,583	0.28	2.45	0.15	2.58	11
8.50	133,597	0.31	2.09	0.15	2.25	38
12.63	133,723	0.27	1.75	0.15	1.88	34
7.98	217,968	0.23	2.18	0.14	2.27	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (continued)

Strategy Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (9/01)
2014	$11.46	$0.33	$1.01	$1.34	$(0.30)	$(0.07)	$—		$(0.37)	$12.43
2013	11.44	0.29	0.11	0.40	(0.27)	(0.11)	—		(0.38)	11.46
2012	10.89	0.29	0.53	0.82	(0.27)	—	—		(0.27)	11.44
2011	10.27	0.28	0.58	0.86	(0.24)	—	—		(0.24)	10.89
2010	9.64	0.31	0.65	0.96	(0.33)	—	—	*	(0.33)	10.27
Class C (9/01)
2014	11.39	0.23	1.01	1.24	(0.21)	(0.07)	—		(0.28)	12.35
2013	11.37	0.21	0.10	0.31	(0.18)	(0.11)	—		(0.29)	11.39
2012	10.83	0.20	0.53	0.73	(0.19)	—	—		(0.19)	11.37
2011	10.21	0.20	0.58	0.78	(0.16)	—	—		(0.16)	10.83
2010	9.59	0.23	0.64	0.87	(0.25)	—	—	*	(0.25)	10.21
Class R3 (10/96)
2014	11.43	0.30	1.01	1.31	(0.27)	(0.07)	—		(0.34)	12.40
2013	11.41	0.27	0.10	0.37	(0.24)	(0.11)	—		(0.35)	11.43
2012	10.87	0.27	0.52	0.79	(0.25)	—	—		(0.25)	11.41
2011	10.25	0.25	0.59	0.84	(0.22)	—	—		(0.22)	10.87
2010	9.62	0.29	0.64	0.93	(0.30)	—	—	*	(0.30)	10.25
Class I (9/01)
2014	11.45	0.35	1.03	1.38	(0.33)	(0.07)	—		(0.40)	12.43
2013	11.44	0.32	0.10	0.42	(0.30)	(0.11)	—		(0.41)	11.45
2012	10.89	0.33	0.52	0.85	(0.30)	—	—		(0.30)	11.44
2011	10.26	0.30	0.60	0.90	(0.27)	—	—		(0.27)	10.89
2010	9.64	0.34	0.63	0.97	(0.35)	—	—	*	(0.35)	10.26

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

11.86%	$77,765	0.57%	2.61%	0.47%	2.71%	20%
3.44	80,009	0.55	2.37	0.40	2.52	18
7.64	79,076	0.59	2.38	0.40	2.57	44
8.39	44,341	0.62	2.35	0.40	2.57	34
10.01	45,233	0.67	2.79	0.40	3.06	18

11.00	25,195	1.32	1.82	1.22	1.92	20
2.69	23,947	1.30	1.66	1.15	1.80	18
6.78	24,381	1.34	1.63	1.15	1.82	44
7.66	13,757	1.37	1.60	1.15	1.83	34
9.17	13,238	1.42	2.01	1.15	2.28	18

11.61	1,640	0.81	2.38	0.72	2.48	20
3.21	1,928	0.80	2.18	0.65	2.33	18
7.33	2,156	0.84	2.26	0.65	2.45	44
8.17	2,394	0.87	2.10	0.65	2.32	34
9.76	1,695	0.92	2.53	0.65	2.80	18

12.23	26,525	0.32	2.83	0.22	2.93	20
3.61	26,669	0.30	2.62	0.15	2.76	18
7.94	28,992	0.34	2.78	0.15	2.97	44
8.78	24,435	0.37	2.54	0.15	2.76	34
10.18	48,152	0.42	3.03	0.15	3.30	18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Strategy Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2014	$12.10	$0.33	$1.86	$2.19	$(0.37)	$(0.45)	$(0.82)	$13.47
2013	11.55	0.26	0.97	1.23	(0.30)	(0.38)	(0.68)	12.10
2012	10.93	0.18	0.68	0.86	(0.16)	(0.08)	(0.24)	11.55
2011	9.76	0.14	1.28	1.42	(0.25)	—	(0.25)	10.93
2010	9.40	0.14	0.42	0.56	(0.20)	—	(0.20)	9.76
Class C (9/01)
2014	11.79	0.23	1.81	2.04	(0.27)	(0.45)	(0.72)	13.11
2013	11.26	0.17	0.95	1.12	(0.21)	(0.38)	(0.59)	11.79
2012	10.66	0.09	0.67	0.76	(0.08)	(0.08)	(0.16)	11.26
2011	9.52	0.05	1.26	1.31	(0.17)	—	(0.17)	10.66
2010	9.21	0.06	0.40	0.46	(0.15)	—	(0.15)	9.52
Class R3 (10/96)
2014	11.95	0.29	1.84	2.13	(0.34)	(0.45)	(0.79)	13.29
2013	11.41	0.24	0.95	1.19	(0.27)	(0.38)	(0.65)	11.95
2012	10.79	0.15	0.68	0.83	(0.13)	(0.08)	(0.21)	11.41
2011	9.64	0.11	1.27	1.38	(0.23)	—	(0.23)	10.79
2010	9.32	0.11	0.40	0.51	(0.19)	—	(0.19)	9.64
Class I (9/01)
2014	12.16	0.37	1.86	2.23	(0.40)	(0.45)	(0.85)	13.54
2013	11.61	0.29	0.97	1.26	(0.33)	(0.38)	(0.71)	12.16
2012	10.98	0.21	0.69	0.90	(0.19)	(0.08)	(0.27)	11.61
2011	9.80	0.15	1.30	1.45	(0.27)	—	(0.27)	10.98
2010	9.44	0.17	0.41	0.58	(0.22)	—	(0.22)	9.80

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.73%	$101,906	0.59%	2.41%	0.47%	2.53%	31%
11.20	85,187	0.59	2.02	0.40	2.20	15
8.10	81,174	0.66	1.35	0.40	1.61	32
14.46	82,189	0.61	1.01	0.40	1.22	45
5.84	75,101	0.56	1.24	0.40	1.40	25

17.87	25,405	1.34	1.70	1.22	1.82	31
10.40	21,491	1.34	1.27	1.15	1.45	15
7.24	19,948	1.41	0.59	1.15	0.86	32
13.77	19,356	1.36	0.25	1.15	0.47	45
4.87	16,862	1.31	0.48	1.15	0.64	25

18.39	7,935	0.84	2.15	0.72	2.27	31
10.93	6,074	0.84	1.83	0.65	2.01	15
7.91	6,902	0.91	1.08	0.65	1.34	32
14.24	6,728	0.87	0.74	0.65	0.96	45
5.36	4,831	0.81	0.94	0.65	1.10	25

19.02	47,781	0.34	2.70	0.22	2.83	31
11.43	40,472	0.33	2.25	0.15	2.43	15
8.45	42,238	0.41	1.61	0.15	1.87	32
14.76	41,877	0.35	1.13	0.15	1.33	45
6.02	81,712	0.31	1.52	0.15	1.68	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	59

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Minnesota on June 19, 1996.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.

Each Fund is a “fund of funds,” which invests primarily in a variety of other mutual funds that are also advised by NAM (the “Underlying Funds”). Strategy Aggressive Growth Allocation and Strategy Growth Allocation seek to achieve their investment objectives by providing high allocations to various Underlying Funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on Underlying Funds that invest primarily in fixed income securities. Strategy Balanced Allocation seeks to achieve its investment objective by generally providing significant allocations both to Underlying Funds that invest primarily in equity securities and to Underlying Funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. Strategy Conservative Allocation seeks to achieve its investment objective by providing a high allocation to Underlying Funds that invest primarily in fixed income securities, but also has a limited exposure to Underlying Funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. Each Fund may invest in an Underlying Fund that is an absolute return fund in an effort to enhance the Fund’s returns and mitigate risk by holding an investment believed to have a reduced level of correlation with the equity and fixed income markets. Each Fund may also invest in Underlying Funds that provide investment exposure to the performance of commodities. Strategy Aggressive Growth Allocation, Strategy Balanced Allocation, Strategy Conservative Allocation and Strategy Growth Allocation may each invest up to 10%, 5%, 5% and 10%, respectively, of its total assets in Underlying Funds and other securities that provide commodity exposure. In addition to investing in the Underlying Funds, each Fund may invest in exchange-traded funds (“ETFs”), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated pooled investment vehicles (other than certain money market funds).

60	Nuveen Investments

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. Each Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the Fund’s, or its Underlying Fund’s, portfolio; or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. Each Fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Each Fund will limit its direct investments in derivatives such that it will not be subject to regulation as a commodity pool.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Distributions from Underlying Funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation, quarterly for Strategy Balanced Allocation and monthly for Strategy Conservative Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.

Nuveen Investments	61

Notes to Financial Statements (continued)

The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective NAVs on valuation date. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its designee.

Fair Value Measurements

Fair value is defined as the price that would be receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

62	Nuveen Investments

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Absolute Return Funds	$7,362,127	$—	$—	$7,362,127
Commodity Funds	3,248,309	—	—	3,248,309
Equity Funds	84,669,315	—	—	84,669,315
Fixed Income Funds	8,560,235	—	—	8,560,235
Short-Term Investments:
Money Market Funds	931,948	—	—	931,948
U.S. Government and Agency Obligations	—	1,399,869	—	1,399,869
Investments in Derivatives:
Futures Contracts**	143,001	—	—	143,001
Total	$104,914,935	$1,399,869	$—	$106,314,804

Strategy Balanced Allocation
Long-Term Investments*:
Absolute Return Funds	$34,678,812	$—	$—	$34,678,812
Commodity Funds	8,022,577	—	—	8,022,577
Equity Funds	207,399,277	—	—	207,399,277
Fixed Income Funds	129,639,399	—	—	129,639,399
Short-Term Investments:
Money Market Funds	3,435,336	—	—	3,435,336
U.S. Government and Agency Obligations	—	3,499,671	—	3,499,671
Investments in Derivatives:
Futures Contracts**	731,268	—	—	731,268
Total	$383,906,669	$3,499,671	$—	$387,406,340

Strategy Conservative Allocation
Long-Term Investments*:
Absolute Return Funds	$13,096,780	$—	$—	$13,096,780
Commodity Funds	1,324,890	—	—	1,324,890
Equity Funds	42,242,328	—	—	42,242,328
Fixed Income Funds	72,893,591	—	—	72,893,591
Short-Term Investments:
Money Market Funds	1,253,644	—	—	1,253,644
U.S. Government and Agency Obligations	—	624,941	—	624,941
Investments in Derivatives:
Futures Contracts**	(85,053)	—	—	(85,053)
Total	$130,726,180	$624,941	$—	$131,351,121

Strategy Growth Allocation
Long-Term Investments*:
Absolute Return Funds	$14,281,109	$—	$—	$14,281,109
Commodity Funds	5,066,942	—	—	5,066,942
Equity Funds	129,488,815	—	—	129,488,815
Fixed Income Funds	30,724,781	—	—	30,724,781
Short-Term Investments:
Money Market Funds	1,847,121	—	—	1,847,121
U.S. Government and Agency Obligations	—	1,799,831	—	1,799,831
Investments in Derivatives:
Futures Contracts**	154,264	—	—	154,264
Total	$181,563,032	$1,799,831	$—	$183,362,863
*	Refer to the Fund’s Portfolio of Investments for further information on the Underlying Funds in which the Funds invests.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	63

Notes to Financial Statements (continued)

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current reporting period, each Fund tactically used additional equity and fixed-income futures to adjust its allocation to equity and fixed-income investments.

64	Nuveen Investments

The average notional amount of futures contracts outstanding during the fiscal year ended August 31, 2014, was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$25,865,628	$71,470,491	$12,808,861	$37,385,660
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of August 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$163,706	Payable for variation margin on futures contracts*	$121,735
Equity	Futures contracts	—	—	Payable for variation margin on futures contracts*	(139,958)
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(2,482)
Total			$163,706		$(20,705)

Strategy Balanced Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$822,814	Payable for variation margin on futures contracts*	$314,832
Equity	Futures contracts	—	—	Payable for variation margin on futures contracts*	(397,689)
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(8,689)
Total			$822,814		$(91,546)

Strategy Conservative Allocation

Equity	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$67,164
Equity	Futures contracts	—	—	Payable for variation margin on futures contracts*	(152,217)
Total			$—		$(85,053)

Strategy Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$175,294	Payable for variation margin on futures contracts*	$274,953
Equity	Futures contracts	—	—	Payable for variation margin on futures contracts*	(291,905)
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(4,078)
Total			$175,294		$(21,030)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the fiscal year ended August 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategy Aggressive Growth Allocation
	Equity	Futures contracts	$2,084,343	$404,312
	Foreign currency exchange rate	Futures contracts	41,277	—
	Interest rate	Futures contracts	39,031	(6,295)
Total			$2,164,651	$398,017

Nuveen Investments	65

Notes to Financial Statements (continued)

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategy Balanced Allocation
	Equity	Futures contracts	$6,419,825	$1,371,390
	Foreign currency exchange rate	Futures contracts	151,467	—
	Interest rate	Futures contracts	178,781	(25,582)
Total			$6,750,073	$1,345,808
Strategy Conservative Allocation
	Equity	Futures contracts	$283,145	$86,938
	Foreign currency exchange rate	Futures contracts	55,699	—
	Interest rate	Futures contracts	78,349	(6,900)
Total			$417,193	$80,038
Strategy Growth Allocation
	Equity	Futures contracts	$3,027,678	$549,752
	Foreign currency exchange rate	Futures contracts	71,328	—
	Interest rate	Futures contracts	90,497	(11,745)
Total			$3,189,503	$538,007

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

66	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Strategy Aggressive Growth Allocation				Strategy Balanced Allocation
	Year Ended 8/31/14		Year Ended 8/31/13		Year Ended 8/31/14		Year Ended 8/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	379,485	$5,964,404	371,624	$5,213,762	1,675,240	$19,435,300	1,443,681	$15,982,741
Class A – automatic conversion of Class B Shares	81,197	1,333,489	14,356	194,035	247,263	2,948,277	35,763	390,263
Class B	11	165	321	4,069	12,672	144,305	1,853	19,825
Class C	77,217	1,173,141	120,412	1,620,685	751,895	8,592,824	579,054	6,344,572
Class R3	88,847	1,394,875	87,537	1,202,208	192,465	2,190,693	226,504	2,469,128
Class I	193,320	3,043,913	300,880	4,216,741	1,351,562	15,581,917	1,238,007	13,645,611
Shares issued to shareholders due to reinvestment of distributions:
Class A	147,550	2,299,662	79,364	1,030,146	1,155,644	13,080,400	743,045	7,936,007
Class B	4,016	60,472	2,203	27,740	18,987	210,951	16,496	172,919
Class C	28,824	433,208	12,166	152,807	192,769	2,144,346	96,924	1,017,252
Class R3	9,541	146,982	5,731	73,646	39,954	447,181	24,067	254,116
Class I	52,419	818,582	29,777	387,093	756,537	8,549,637	521,079	5,553,703
	1,062,427	16,668,893	1,024,371	14,122,932	6,394,988	73,325,831	4,926,473	53,786,137
Shares redeemed:
Class A	(562,395)	(8,907,502)	(680,512)	(9,461,309)	(2,639,180)	(30,659,856)	(2,948,195)	(32,503,831)
Class B	(44,579)	(678,249)	(32,074)	(430,938)	(130,317)	(1,485,337)	(133,196)	(1,444,423)
Class B – automatic conversion to Class A Shares	(84,049)	(1,333,489)	(14,857)	(194,035)	(251,242)	(2,948,277)	(36,284)	(390,263)
Class C	(148,100)	(2,257,508)	(181,700)	(2,426,050)	(618,213)	(7,054,406)	(657,902)	(7,145,069)
Class R3	(85,998)	(1,344,575)	(191,886)	(2,605,888)	(199,227)	(2,280,334)	(206,692)	(2,263,251)
Class I	(611,011)	(9,588,161)	(561,079)	(7,799,241)	(2,232,929)	(25,804,268)	(3,096,983)	(33,851,086)
	(1,536,132)	(24,109,484)	(1,662,108)	(22,917,461)	(6,071,108)	(70,232,478)	(7,079,252)	(77,597,923)
Net increase (decrease)	(473,705)	$(7,440,591)	(637,737)	$(8,794,529)	323,880	$3,093,353	(2,152,779)	$(23,811,786)

	Strategy Conservative Allocation				Strategy Growth Allocation
	Year Ended 8/31/14		Year Ended 8/31/13		Year Ended 8/31/14		Year Ended 8/31/13
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	815,848	$9,810,495	1,297,373	$15,145,606	852,278	$10,898,255	921,935	$11,004,432
Class A – automatic conversion of Class B Shares	177,920	2,197,581	11,780	136,513	192,258	2,552,717	24,031	285,713
Class B	1,746	20,640	9,161	103,811	1,078	13,650	701	7,944
Class C	315,933	3,739,285	330,122	3,817,225	404,187	5,018,540	306,070	3,574,370
Class R3	73,168	866,192	36,921	428,833	194,376	2,481,205	93,882	1,097,670
Class I	425,910	5,121,692	800,680	9,364,767	922,691	11,970,947	936,708	11,222,297
Shares issued to shareholders due to reinvestment of distributions:
Class A	179,712	2,146,859	196,471	2,276,467	466,642	5,851,297	410,809	4,632,177
Class B	4,528	53,293	6,994	80,331	15,545	189,529	20,530	225,900
Class C	44,151	522,878	46,973	540,048	110,303	1,346,611	89,857	989,742
Class R3	4,841	57,583	5,597	64,642	31,818	393,641	34,316	382,461
Class I	41,815	499,775	46,511	538,509	185,154	2,332,937	146,012	1,652,394
	2,085,572	25,036,273	2,788,583	32,496,752	3,376,330	43,049,329	2,984,851	35,075,100
Shares redeemed:
Class A	(1,899,767)	(22,753,054)	(1,436,167)	(16,699,325)	(985,473)	(12,669,386)	(1,346,890)	(15,943,165)
Class B	(84,738)	(1,003,012)	(78,987)	(915,108)	(130,432)	(1,604,518)	(89,903)	(1,047,488)
Class B – automatic conversion to Class A Shares	(179,224)	(2,197,581)	(11,863)	(136,513)	(197,453)	(2,552,717)	(24,644)	(285,713)
Class C	(423,106)	(5,035,403)	(418,381)	(4,841,203)	(398,991)	(4,982,241)	(344,693)	(3,986,561)
Class R3	(114,419)	(1,378,492)	(62,726)	(727,254)	(137,557)	(1,750,982)	(224,943)	(2,655,917)
Class I	(661,408)	(7,878,910)	(1,054,217)	(12,234,984)	(907,194)	(11,608,660)	(1,395,243)	(16,613,118)
	(3,362,662)	(40,246,452)	(3,062,341)	(35,554,387)	(2,757,100)	(35,168,504)	(3,426,316)	(40,531,962)
Net increase (decrease)	(1,277,090)	$(15,210,179)	(273,758)	$(3,057,635)	619,230	$7,880,825	(441,465)	$(5,456,862)

Nuveen Investments	67

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the fiscal year ended August 31, 2014, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases:
Affiliated investments	$43,184,024	$105,953,790	$26,094,287	$61,509,607
Non-affiliated investments	—	—	—	606,183
Sales:
Affiliated investments	41,997,216	94,241,833	37,823,617	47,335,180
Non-affiliated investments	4,744,234	9,849,840	1,344,718	5,523,167

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Cost of investments	$94,609,968	$333,170,833	$121,945,316	$161,814,778
Gross unrealized:
Appreciation	11,939,774	56,790,497	9,699,761	22,426,052
Depreciation	(377,939)	(3,286,258)	(208,903)	(1,032,231)
Net unrealized appreciation (depreciation) of investments	$11,561,835	$53,504,239	$9,490,858	$21,393,821

Permanent differences, primarily due to federal taxes paid, investments in Underlying Funds, distribution reallocations and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2014, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Capital paid-in	$—	$(139,431)	$413	$1,312
Undistributed (Over-distribution of) net investment income	(36,954)	(85,891)	(11,382)	(55,256)
Accumulated net realized gain (loss)	36,954	225,322	10,969	53,944

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2014, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed net ordinary income[1]	$1,195,950	$7,446,135	$1,245,167	$2,002,011
Undistributed net long-term capital gains	6,412,948	22,408,405	4,449,833	7,702,013
[1]	Undistributed net ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 29, 2014 and paid on September 2, 2014. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

68	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended August 31, 2014 and August 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net ordinary income[2]	$3,420,691	$13,579,479	$3,345,679	$6,778,800
Distributions from net long-term capital gains[3]	842,698	12,526,475	807,965	4,285,654

2013	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net ordinary income[2]	$1,996,957	$7,943,810	$2,808,173	$4,715,392
Distributions from net long-term capital gains	—	8,150,831	1,250,287	3,997,446
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]	The Funds designate as long-term capital gain dividends, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2014.

As of August 31, 2014, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Strategy Conservative Allocation[4]
Expiration:
August 31, 2017	$1,626,268
Not subject to expiration	—
Total	$1,626,268
[4]	A portion of Strategy Conservative Allocation’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended August 31, 2014, the following Funds utilized their capital loss carryforwards as follows:

	Strategy Aggressive Growth Allocation	Strategy Conservative Allocation
Utilized capital loss carryforwards	$92,495	$577,011

7. Management Fees and Other Transactions with Affiliates

The annual management fee for each Fund, payable monthly, is .10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

During the period September 1, 2013 through January 31, 2014, the Adviser had agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses (excluding acquired fund fees and expenses), as a percentage of average daily net assets, did not exceed 0.40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, 0.65% for Class R3 Shares and 0.15% for Class I Shares. Effective February 1, 2014 the Adviser agreed to waive fees and/or reimburse expenses of each Fund through January 31, 2015, so that total annual Fund operating expenses (excluding acquired fund fees and expenses), as a percentage of average daily net assets, do not exceed 0.50% for Class A Shares, 1.25% for Class C Shares, 0.75% for Class R3 Shares and 0.25% for Class I Shares.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended August 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected (Unaudited)	$109,873	$233,004	$100,758	$165,742
Paid to financial intermediaries (Unaudited)	96,091	204,568	92,241	144,984

Nuveen Investments	69

Notes to Financial Statements (continued)

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended August 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances (Unaudited)	$9,192	$41,071	$49,670	$32,670

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended August 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained (Unaudited)	$19,571	$63,760	$36,665	$47,861

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended August 31, 2014, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained (Unaudited)	$1,223	$1,628	$2,204	$1,647

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

9. Subsequent Event

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014.

70	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
% of QDI	78%	10%	17%	21%
% of DRD	61%	6%	11%	15%

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	71

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

72	Nuveen Investments

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged index considered representative of mid-sized U.S. companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	73

Directors

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at twelve. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	203
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	203

74	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	203
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Director	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	203
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Director	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203

Nuveen Investments	75

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	203

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	203
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203

76	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	204

Nuveen Investments	77

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

78	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	79

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the

80	Nuveen Investments

Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources

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and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data of the Funds, the Independent Board Members noted that Nuveen Strategy Balanced Allocation Fund and Nuveen Strategy Aggressive Growth Allocation Fund (the “Aggressive Growth Allocation Fund”) had demonstrated generally favorable performance in comparison to their peers, performing in the first or second quartile over various periods. With respect to the Aggressive Growth Allocation Fund, however, the Board noted that the differences in such Fund’s investment allocations compared to that applied by its peer set may limit some of the usefulness of the comparative performance data. In addition, the Independent Board Members noted that Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Growth Allocation Fund had demonstrated satisfactory performance compared to their peers, performing in the second or third quartile over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

Except as discussed below, the Board evaluated the management fees and expenses of each Nuveen fund, reviewing, among other things, such fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules, if any (as described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees that were below their peer averages and net expense ratios (including fee waivers and expense reimbursements) that were below or in line with their peer averages.

The Independent Board Members recognized that the Funds operate as fund-of-funds and the fee and expense arrangement of a fund-of-funds structure differs from that of a traditional fund format. The Independent Board Members noted that, in light of their fund-of-funds structure, the Funds will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members reviewed, among other things, the gross and net management fees, the indirect expenses and the total expense ratio (which included indirect expenses). In this regard, the Independent Board Members noted that there were no net management fees after fee waivers for the Funds for the latest fiscal year. In addition, the Independent Board Members considered that many of the underlying funds may be advised by the Adviser and sub-advised by an affiliated person of the Adviser. Accordingly, the Adviser and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

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Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. The Independent Board Members recognized, however, that the Funds do not have fund-level breakpoints given their unique structures.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels, subject to certain exceptions. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. The Funds, however, are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members recognized that the Funds nevertheless will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and a complex-wide fee arrangement was acceptable.

2. The New Advisory Agreements

The Independent Board Members recognized that the fund-level and complex-wide schedules (as applicable) will not change under the new advisory agreements of the Nuveen funds. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. As noted, the Funds are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members recognized that the Funds nevertheless will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the absence of a fund-level breakpoint schedule and a complex-wide fee arrangement continues to be acceptable.

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E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

Nuveen Investments	87

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

88	Nuveen Investments

Notes

Nuveen Investments	89

Notes

90	Nuveen Investments

Notes

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FAA-0814D        3761-INV-Y09/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended August 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	16,787	0	3,759	0
Nuveen Strategy Balanced Allocation Fund	16,802	0	5,218	0
Nuveen Strategy Conservative Allocation Fund	16,783	0	3,034	0
Nuveen Strategy Growth Allocation Fund	16,799	0	4,177	0

Total	$67,171	$0	$16,188	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	16,178	0	2,500	0
Nuveen Strategy Balanced Allocation Fund	16,222	4,450	2,500	0
Nuveen Strategy Conservative Allocation Fund	16,173	4,450	2,500	0
Nuveen Strategy Growth Allocation Fund	16,198	0	2,500	0

Total	$64,771	$8,900	$10,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

Fiscal Year Ended August 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	3,759	0	0	3,759
Nuveen Strategy Balanced Allocation Fund	5,218	0	0	5,218
Nuveen Strategy Conservative Allocation Fund	3,034	0	0	3,035
Nuveen Strategy Growth Allocation Fund	4,177	0	0	4,177

Total	$16,188	$0	$0	$16,188

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	2,500	0	0	2,500
Nuveen Strategy Balanced Allocation Fund	2,500	0	0	2,500
Nuveen Strategy Conservative Allocation Fund	2,500	0	0	2,500
Nuveen Strategy Growth Allocation Fund	2,500	0	0	2,500

Total	$10,000	$0	$0	$10,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 6, 2014